-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                              AMENDED AND RESTATED

                              DECLARATION OF TRUST

                                     AMONG

                             TOWER AUTOMOTIVE, INC.
                                 AS DEPOSITOR,

                       THE FIRST NATIONAL BANK OF CHICAGO
                              AS PROPERTY TRUSTEE,

                          FIRST CHICAGO DELAWARE INC.
                              AS DELAWARE TRUSTEE,

                                      AND

                    THE ADMINISTRATIVE TRUSTEES NAMED HEREIN

                            DATED AS OF JUNE 9, 1998

                         TOWER AUTOMOTIVE CAPITAL TRUST

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                  TABLE OF CONTENTS

                                                                              PAGE
                                                                              ----
ARTICLE 1
     DEFINED TERMS
     SECTION 1.1.   DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . 1

ARTICLE 2
     ESTABLISHMENT OF THE TRUST
     SECTION 2.1.   NAME . . . . . . . . . . . . . . . . . . . . . . . . . . .12
     SECTION 2.2.   OFFICE OF THE DELAWARE TRUSTEE; PRINCIPAL PLACE OF
                    BUSINESS . . . . . . . . . . . . . . . . . . . . . . . . .12
     SECTION 2.3.   ORGANIZATIONAL EXPENSES. . . . . . . . . . . . . . . . . .12
     SECTION 2.4.   ISSUANCE OF THE PREFERRED SECURITIES . . . . . . . . . . .12
     SECTION 2.5.   SUBSCRIPTION AND PURCHASE OF DEBENTURES; ISSUANCE OF
                    THE COMMON SECURITIES. . . . . . . . . . . . . . . . . . .12
     SECTION 2.6.   DECLARATION OF TRUST . . . . . . . . . . . . . . . . . . .12
     SECTION 2.7.   AUTHORIZATION TO ENTER INTO CERTAIN TRANSACTIONS . . . . .13
     SECTION 2.8.   ASSETS OF TRUST. . . . . . . . . . . . . . . . . . . . . .16
     SECTION 2.9.   TITLE TO TRUST PROPERTY. . . . . . . . . . . . . . . . . .16

ARTICLE 3
     PAYMENT ACCOUNT
     SECTION 3.1.   PAYMENT ACCOUNT. . . . . . . . . . . . . . . . . . . . . .17

ARTICLE 4
     DISTRIBUTIONS; REDEMPTION; EXCHANGE; CONVERSION
     SECTION 4.1.   DISTRIBUTIONS. . . . . . . . . . . . . . . . . . . . . . .17
     SECTION 4.2.   REDEMPTION . . . . . . . . . . . . . . . . . . . . . . . .18
     SECTION 4.3.   CONVERSION . . . . . . . . . . . . . . . . . . . . . . . .20
     SECTION 4.4.   SPECIAL EVENT EXCHANGE OR REDEMPTION . . . . . . . . . . .22
     SECTION 4.5.   SUBORDINATION OF COMMON SECURITIES . . . . . . . . . . . .24
     SECTION 4.6.   PAYMENT PROCEDURES.. . . . . . . . . . . . . . . . . . . .24
     SECTION 4.7.   TAX RETURNS AND REPORTS. . . . . . . . . . . . . . . . . .24
     SECTION 4.8.   PAYMENT OF TAXES, DUTIES, ETC. OF THE TRUST. . . . . . . .25
     SECTION 4.9.   PAYMENTS UNDER SUBORDINATED INDENTURE. . . . . . . . . . .25

ARTICLE 5
     TRUST SECURITIES CERTIFICATES
     SECTION 5.1.   INITIAL OWNERSHIP. . . . . . . . . . . . . . . . . . . . .25
     SECTION 5.2.   THE TRUST SECURITIES CERTIFICATES. . . . . . . . . . . . .25
     SECTION 5.3.   DELIVERY OF TRUST SECURITIES CERTIFICATES. . . . . . . . .26
     SECTION 5.4.   REGISTRATION OF TRANSFER AND EXCHANGE OF PREFERRED
                    SECURITIES . . . . . . . . . . . . . . . . . . . . . . . .26
     SECTION 5.5.   MUTILATED, DESTROYED, LOST OR STOLEN TRUST SECURITIES
                    CERTIFICATES . . . . . . . . . . . . . . . . . . . . . . .29
     SECTION 5.6.   PERSONS DEEMED SECURITYHOLDERS . . . . . . . . . . . . . .29
     SECTION 5.7.   ACCESS TO LIST OF SECURITYHOLDERS' NAMES AND
                    ADDRESSES. . . . . . . . . . . . . . . . . . . . . . . . .29
     SECTION 5.8.   MAINTENANCE OF OFFICE OR AGENCY. . . . . . . . . . . . . .30

                                        i

                                                                              PAGE
                                                                              ----
     SECTION 5.9.   APPOINTMENT OF PAYING AGENT. . . . . . . . . . . . . . . .30
     SECTION 5.10.  OWNERSHIP OF COMMON SECURITIES BY DEPOSITOR. . . . . . . .30
     SECTION 5.11.  GLOBAL SECURITIES; NON-GLOBAL SECURITIES; COMMON
                    SECURITIES CERTIFICATE . . . . . . . . . . . . . . . . . .31
     SECTION 5.12.  NOTICES TO CLEARING AGENCY . . . . . . . . . . . . . . . .32
     SECTION 5.13.  DEFINITIVE PREFERRED SECURITIES CERTIFICATES . . . . . . .32
     SECTION 5.14.  RIGHTS OF SECURITYHOLDERS. . . . . . . . . . . . . . . . .32
     SECTION 5.15.  RESTRICTIVE LEGEND . . . . . . . . . . . . . . . . . . . .32

ARTICLE 6
     ACT OF SECURITYHOLDERS; MEETINGS; VOTING
     SECTION 6.1.   LIMITATIONS ON VOTING RIGHTS . . . . . . . . . . . . . . .33
     SECTION 6.2.   VOTING RIGHTS OF COMMON SECURITIES . . . . . . . . . . . .36
     SECTION 6.3.   MEETINGS OF THE HOLDERS OF TRUST SECURITIES; ACTION
                    BY WRITTEN CONSENT . . . . . . . . . . . . . . . . . . . .37
     SECTION 6.4.   ACTS OF SECURITYHOLDERS. . . . . . . . . . . . . . . . . .38
     SECTION 6.5.   INSPECTION OF RECORDS. . . . . . . . . . . . . . . . . . .39

ARTICLE 7
     REPRESENTATIONS AND WARRANTIES
     SECTION 7.1.   REPRESENTATIONS AND WARRANTIES OF THE PROPERTY TRUSTEE
                    AND THE DELAWARE TRUSTEE . . . . . . . . . . . . . . . . .39
     SECTION 7.2.   REPRESENTATIONS AND WARRANTIES OF DEPOSITOR. . . . . . . .40

ARTICLE 8
     THE TRUSTEES
     SECTION 8.1.   CERTAIN DUTIES AND RESPONSIBILITIES. . . . . . . . . . . .40
     SECTION 8.2.   NOTICE OF DEFAULTS . . . . . . . . . . . . . . . . . . . .42
     SECTION 8.3.   CERTAIN RIGHTS OF PROPERTY TRUSTEE . . . . . . . . . . . .44
     SECTION 8.4.   NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF
                    SECURITIES . . . . . . . . . . . . . . . . . . . . . . . .46
     SECTION 8.5.   MAY HOLD SECURITIES. . . . . . . . . . . . . . . . . . . .46
     SECTION 8.6.   COMPENSATION; INDEMNITY; FEES. . . . . . . . . . . . . . .46
     SECTION 8.7.   PROPERTY TRUSTEE REQUIRED; ELIGIBILITY OF TRUSTEES . . . .47
     SECTION 8.8.   CONFLICTING INTERESTS. . . . . . . . . . . . . . . . . . .47
     SECTION 8.9.   RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR. . . . .48
     SECTION 8.10.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR . . . . . . . . . .49
     SECTION 8.11.  MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION
                    TO BUSINESS. . . . . . . . . . . . . . . . . . . . . . . .50
     SECTION 8.12.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST DEPOSITOR
                    OR TRUST . . . . . . . . . . . . . . . . . . . . . . . . .50
     SECTION 8.13.  REPORTS BY PROPERTY TRUSTEE. . . . . . . . . . . . . . . .50
     SECTION 8.14.  REPORTS TO THE PROPERTY TRUSTEE. . . . . . . . . . . . . .51
     SECTION 8.15.  EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT . . . . .51
     SECTION 8.16.  NUMBER OF TRUSTEES . . . . . . . . . . . . . . . . . . . .51
     SECTION 8.17.  DELEGATION OF POWER. . . . . . . . . . . . . . . . . . . .52

                                       ii

                                                                              PAGE
                                                                              ----
ARTICLE 9
     DISSOLUTION, LIQUIDATION AND MERGER
     SECTION 9.1.   DISSOLUTION UPON EXPIRATION DATE . . . . . . . . . . . . .52
     SECTION 9.2.   EARLY DISSOLUTION. . . . . . . . . . . . . . . . . . . . .52
     SECTION 9.3.   DISSOLUTION. . . . . . . . . . . . . . . . . . . . . . . .53
     SECTION 9.4.   LIQUIDATION. . . . . . . . . . . . . . . . . . . . . . . .53
     SECTION 9.5.   MERGERS, CONSOLIDATIONS, AMALGAMATIONS OR
                    REPLACEMENTS OF THE TRUST. . . . . . . . . . . . . . . . .54

ARTICLE 10
     MISCELLANEOUS PROVISIONS
     SECTION 10.1.  LIMITATION OF RIGHTS OF SECURITYHOLDERS. . . . . . . . . .55
     SECTION 10.2.  AMENDMENTS . . . . . . . . . . . . . . . . . . . . . . . .55
     SECTION 10.3.  SEPARABILITY . . . . . . . . . . . . . . . . . . . . . . .58
     SECTION 10.4.  GOVERNING LAW. . . . . . . . . . . . . . . . . . . . . . .58
     SECTION 10.5.  PAYMENTS DUE ON NON-BUSINESS DAY . . . . . . . . . . . . .58
     SECTION 10.6.  SUCCESSORS . . . . . . . . . . . . . . . . . . . . . . . .58
     SECTION 10.7.  HEADINGS . . . . . . . . . . . . . . . . . . . . . . . . .58
     SECTION 10.8.  REPORTS, NOTICES AND DEMANDS . . . . . . . . . . . . . . .58
     SECTION 10.9.  AGREEMENT NOT TO PETITION. . . . . . . . . . . . . . . . .59
     SECTION 10.10. TRUST INDENTURE ACT; CONFLICT WITH TRUST INDENTURE
                    ACT. . . . . . . . . . . . . . . . . . . . . . . . . . . .59
     SECTION 10.11. ACCEPTANCE OF TERMS OF DECLARATION, GUARANTEE AND
                    SUBORDINATEDINDENTURE. . . . . . . . . . . . . . . . . . .59
     SECTION 10.12. COUNTERPARTS . . . . . . . . . . . . . . . . . . . . . . .59

EXHIBIT A  --  Certificate of Trust of
   Tower Automotive Capital Trust

EXHIBIT B  --  Form of Certificate
   Depositary Agreement

EXHIBIT C  --  Form of Common Securities of
   Tower Automotive Capital Trust

EXHIBIT D  --  Form of Preferred Securities of
   Tower Automotive Capital Trust

EXHIBIT E  --  Form of Restricted
   Securities Certificate

EXHIBIT F  --  Form of Unrestricted
   Securities Certificate

EXHIBIT G  --  Notice of Conversion

                         Tower Automotive Capital Trust

                      Certain Sections of this Declaration
                      relating to Sections 310 through 318
                      of the Trust Indenture Act of 1939:

TRUST INDENTURE                                                DECLARATION
 ACT SECTION                                                     SECTION
---------------                                                 --------
Section 310    (a)(1)      . . . . . . . . . . . . . . . . .     8.7
               (a)(2)      . . . . . . . . . . . . . . . . .     8.7
               (a)(3)      . . . . . . . . . . . . . . . . .     Not Applicable
               (a)(4)      . . . . . . . . . . . . . . . . .     2.7(a)(ii)
               (b)         . . . . . . . . . . . . . . . . .     8.8
Section 311    (a)         . . . . . . . . . . . . . . . . .     8.12
               (b)         . . . . . . . . . . . . . . . . .     8.12
Section 312    (a)         . . . . . . . . . . . . . . . . .     5.7
               (b)         . . . . . . . . . . . . . . . . .     5.7
               (c)         . . . . . . . . . . . . . . . . .     5.7
Section 313    (a)         . . . . . . . . . . . . . . . . .     8.13(a)
               (c)         . . . . . . . . . . . . . . . . .     10.8
               (d)         . . . . . . . . . . . . . . . . .     8.13(c)
               (a)(4)      . . . . . . . . . . . . . . . . .     8.13(b)
               (b)         . . . . . . . . . . . . . . . . .     8.13(b)
Section 314    (a)         . . . . . . . . . . . . . . . . .     8.14
               (b)         . . . . . . . . . . . . . . . . .     Not Applicable
               (c)(1)      . . . . . . . . . . . . . . . . .     8.15
               (c)(2)      . . . . . . . . . . . . . . . . .     8.15
               (c)(3)      . . . . . . . . . . . . . . . . .     Not Applicable
               (d)         . . . . . . . . . . . . . . . . .     Not Applicable
               (e)         . . . . . . . . . . . . . . . . .     1.1, 8.15
Section 315    (a)         . . . . . . . . . . . . . . . . .     8.1(a), 8.3(a)
               (b)         . . . . . . . . . . . . . . . . .     8.2, 10.8
               (c)         . . . . . . . . . . . . . . . . .     8.1(a)
               (d)         . . . . . . . . . . . . . . . . .     8.1, 8.3
               (e)         . . . . . . . . . . . . . . . . .     Not Applicable
Section 316    (a)         . . . . . . . . . . . . . . . . .     Not Applicable
               (a)(1)(A)   . . . . . . . . . . . . . . . . .     Not Applicable
               (a)(1)(B)   . . . . . . . . . . . . . . . . .     Not Applicable
               (a)(2)      . . . . . . . . . . . . . . . . .     Not Applicable
               (b)         . . . . . . . . . . . . . . . . .     Not Applicable
               (c)         . . . . . . . . . . . . . . . . .     6.7
Section 317    (a)(1)      . . . . . . . . . . . . . . . . .     Not Applicable
               (b)         . . . . . . . . . . . . . . . . .     5.9
Section 318    (a)         . . . . . . . . . . . . . . . . .     10.10

--------------------
* Note: This reconciliation and tie sheet shall not, for any purpose, be deemed to be a part of the Declaration.

              AMENDED AND RESTATED DECLARATION OF TRUST, dated as of June 9, 1998, among: (i) Tower Automotive, Inc., a Delaware corporation (including any successors or assigns, the "Depositor"); (ii) The First National Bank of Chicago, a national banking association, as property trustee (in such capacity, the "Property Trustee" and, in its personal capacity and not in its capacity as Property Trustee, the "Bank"); (iii) First Chicago Delaware Inc. a corporation duly organized and existing under the laws of the State of Delaware, as Delaware trustee (in such capacity, the "Delaware Trustee");
(iv) Dugald K. Campbell, Anthony A. Barone and James R. Lozelle each of whose address is c/o Tower Automotive, Inc., 6303 28th Street S.E., Grand Rapids, Michigan 49546 (each, an "Administrative Trustee" and, collectively, the "Administrative Trustees" and, collectively with the Property Trustee and Delaware Trustee, the "Trustees") and (iv) the several Holders as hereinafter defined.

                                 W I T N E S S E T H:

              WHEREAS, the Depositor and certain of the Trustees have heretofore duly declared and created a business trust pursuant to the Delaware Business Trust Act by (i) entering into that certain Trust Agreement, dated as of June 3, 1998 (the "Original Declaration"), and (ii) the execution and filing by certain of the Trustees with the Secretary of State of the State of Delaware of the Certificate of Trust, filed on June 3, 1998, attached as EXHIBIT A, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in the Debentures (as defined herein); and

              WHEREAS, the parties hereto desire to amend and restate the Original Declaration in its entirety as set forth herein to provide for, among other things, (i) the issuance and sale of the Common Securities (as defined herein) by the Trust to the Depositor, (ii) the issuance and sale of the Preferred Securities by the Trust pursuant to the Purchase Agreement (each as defined herein) and (iii) the acquisition by the Trust from the Depositor of all of the right, title and interest in the Debentures;

              NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party, for the benefit of the other parties and for the benefit of the Holders of the Preferred Securities, hereby amends and restates the Original Declaration in its entirety and agrees as follows:

                                      ARTICLE 1
                                    DEFINED TERMS

              SECTION 1.1. DEFINITIONS. For all purposes of this Declaration, except as otherwise expressly provided or unless the context otherwise requires:

              (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

              (b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

              (c) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Declaration; and

              (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Declaration as a whole and not to any particular Article, Section or other subdivision.

              "ACT" has the meaning specified in Section 6.4.

              "ADDITIONAL AMOUNT" means, with respect to the Trust Securities, the amount of Additional Interest (as defined in the Subordinated Indenture) paid by the Depositor on the Debentures.

              "ADDITIONAL SUMS" means, with respect to the Trust Securities, the amount of Additional Sums (as defined in the Subordinated Indenture) paid by the Depositor on the Debentures.

              "ADMINISTRATIVE TRUSTEE" means each of Dugald K. Campbell, Anthony A. Barone and James R. Lozelle, each solely in his capacity as Administrative Trustee of the Trust and not in his individual capacity, or such Administrative Trustee's successor in interest in such capacity, or any successor in interest in such capacity, or any successor administrative trustee appointed as herein provided.

              "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person, provided, however that an Affiliate of the Depositor shall be deemed not to include the Trust. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

              "APPLICABLE PROCEDURES" means, with respect to any transfer or transaction involving a Global Certificate or beneficial interest therein, the rules and procedures of Euroclear and Cedel, and of the Clearing Agency for such security, in each case to the extent applicable to such transaction and as in effect from time to time.

              "BANK" has the meaning specified in the preamble to this Declaration.

              "BANKRUPTCY EVENT" means, with respect to any Person:

              (a) the entry of a decree or order by a court having jurisdiction in the premises judging such Person as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjudication or composition of or in respect of such Person under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such Person or of any substantial part of its property or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

              (b) the institution by such Person of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or similar official) of such Person or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated a bankrupt, or the taking of corporate action by such Person in furtherance of any such action.

              "BANKRUPTCY LAWS" has the meaning specified in Section 10.9.

              "BOARD OF DIRECTORS" means either the board of directors of the Depositor or any committee of that board duly authorized to act hereunder.

              "BOOK-ENTRY PREFERRED SECURITIES CERTIFICATES" means a beneficial interest in the Preferred Securities Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 5.11.

              "BUSINESS DAY" means any day other than a Saturday or Sunday or a day on which banking institutions in the City of New York are authorized or required by law or executive order to remain closed or a day on which the Corporate Trust Office of the Property Trustee or the corporate trust office of the Subordinated Debt Trustee, is closed for business.

              "CERTIFICATE DEPOSITORY AGREEMENT" means the agreement among the Trust, the Depositor and The Depository Trust Company, as the initial Clearing Agency, dated as of the Closing Date, relating to the Trust Securities Certificates substantially in the form attached as EXHIBIT B, as the same may be amended and supplemented from time to time.

              "CERTIFICATED PREFERRED SECURITY" has the meaning specified in
Section 5.2.

              "CLEARING AGENCY" means an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depository Trust Company will be the initial Clearing Agency.

              "CLEARING AGENCY PARTICIPANT" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

              "CLOSING DATE" means the Closing Date (as defined in the Purchase Agreement), which date is also the date of execution and delivery of this Declaration.

              "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

              "COMMON SECURITIES CERTIFICATE" means a certificate evidencing ownership of Common Securities, substantially in the form attached as EXHIBIT C.

              "COMMON SECURITIES GUARANTEE" means the Guarantee Agreement executed and delivered by the Depositor contemporaneously with the execution and delivery of this Declaration, for the benefit of the holders of the Common Securities, as amended from time to time.

              "COMMON SECURITY" means an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount with respect to the assets of the Trust of $50 and having the rights provided therefor in this Declaration, including the right to receive Distributions and a Liquidation Distribution as provided herein.

              "COMMON STOCK" means the Common Stock, par value $.01 per share, of the Depositor.

              "CONVERSION AGENT" has the meaning specified in Section 4.3.

              "CONVERSION DATE" has the meaning specified in Section 4.3.

              "CONVERSION EXPIRATION DATE" means the close of business on the Business Day prior to the maturity date of the Debentures, or in the case of the Preferred Securities called for redemption, the close of business on the Business Day prior to the Redemption Date.

              "CONVERSION PRICE" has the meaning specified in Section 4.3.

              "CORPORATE TRUST OFFICE" means the principal corporate trust office of the Property Trustee at which at any particular time its corporate trust business shall be administered, which office at the date hereof is located at The First National Bank of Chicago, Mail Suite 0129, Chicago, Illinois 60670-0129.

              "CURRENT MARKET PRICE," with respect to the Common Stock of the Depositor, means the average of last reported sale price, regular way, for the 10 Trading Days ending on the date of determination, or, if no sale takes place on any such day, the average of the reported closing bid and asked prices on such day(s), regular way, in either case as reported on NYSE, or, if such Common Stock is not listed or admitted to trading on NYSE on any such day, on the principal national securities exchange or quotation system on which such Common Stock is listed or admitted to trading, or, if not listed or admitted to trading or quoted on any national securities exchange or quotation system, the average closing bid and asked prices of such Common Stock in the over-the-counter market for the 10 Trading Days in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or, if not so available in such manner, as furnished by any member firm of the National Association of Securities Dealers, Inc. selected from time to time by the Board of Directors for that purpose or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors. As used herein, the term "Trading Day" shall mean a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange, a Business Day.

              "DEBENTURE EVENT OF DEFAULT" means an "Event of Default" as defined in the Subordinated Indenture.

              "DEBENTURE REDEMPTION DATE" means, with respect to any Debentures to be redeemed under the Subordinated Indenture, the date fixed for redemption thereof under the Subordinated Indenture.

              "DEBENTURES" means all of the Depositor's 6 3/4% junior convertible subordinated debentures due June 30, 2018, $266,752,600 million principal amount, issued pursuant to the Subordinated Indenture.

              "DECLARATION" means this Amended and Restated Declaration of Trust, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including all exhibits hereto, including, for all purposes of this Declaration any such modification, amendment or supplement, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Declaration and any such modification, amendment or supplement, respectively.

              "DEFINITIVE PREFERRED SECURITIES CERTIFICATES" means either or both (as the context requires) of (a) Preferred Securities Certificates issued in certificated, fully registered form as provided in Section 5.11(a) and (b) Preferred Securities Certificates issued in certificated, fully registered form as provided in Section 5.13.

              "DELAWARE BUSINESS TRUST ACT" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. Section 3801, et. seq., as it may be amended from time to time.

              "DELAWARE TRUSTEE" means the Person identified as the "Delaware Trustee" in the preamble to this Declaration solely in its capacity as Delaware Trustee of the Trust and not in its individual capacity, or its successor in interest in such capacity, or any successor Delaware trustee appointed as herein provided.

              "DEPOSITOR" has the meaning specified in the preamble to this Declaration.

              "DGCL" means the General Corporation Law of the State of Delaware.

              "DIRECT ACTION" has the meaning specified in Section 6.4.

              "DISTRIBUTION DATE" has the meaning specified in Section 4.1(a).

              "DISTRIBUTIONS" means amounts payable in respect of the Trust Securities as provided in Section 4.1.

              "EARLY DISSOLUTION EVENT" has the meaning specified in Section
9.2.

              "EVENT OF DEFAULT" means the occurrence of a Debenture Event of Default, whatever the reason for such Debenture Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

              "EXCHANGE NOTICE" has the meaning specified in Section 4.4(b).

              "EXPIRATION DATE" has the meaning specified in Section 9.1.

              "GLOBAL CERTIFICATE" means a Preferred Security that is registered in the Securities Register in the name of a Clearing Agency or a nominee thereof.

              "GUARANTEE" means the Guarantee Agreement executed and delivered by the Depositor and The First National Bank of Chicago, a national banking association, as guarantee trustee, contemporaneously with the execution and delivery of this Declaration, for the benefit of the Holders of the Preferred Securities, as amended from time to time.

              "GUARANTEES" means the Guarantee and the Common Securities Guarantee.

              "HOLDER" means a Person in whose name a Trust Securities Certificate representing a Trust Security is registered, such Person being a beneficial owner within the meaning of the Delaware Business Trust Act.

              "INVESTMENT COMPANY EVENT" means the receipt by the Property Trustee, on behalf of the Trust, of an Opinion of Counsel, rendered by a law firm having a recognized national tax and securities practice and experienced in matters under the 1940 Act (which Opinion of Counsel shall not have been rescinded by such law firm), to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), there is more than an insubstantial risk that the Trust is or will be within 90 days considered an "investment company" that is required to be registered under the 1940 Act, which Change in 1940 Act Law becomes effective on or after the date of original issuance of the Preferred Securities under this Declaration.

              "LIEN" means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

              "LIQUIDATED DAMAGES" has the meaning specified under the Subordinated Indenture.

              "LIQUIDATION AMOUNT" means an amount with respect to the assets of the Trust equal to $50 per Trust Security.

              "LIQUIDATION DATE" means each date on which Debentures or cash are to be distributed to Holders of Trust Securities in connection with a dissolution and liquidation of the Trust pursuant to Section 9.4(a).

              "LIQUIDATION DISTRIBUTION" has the meaning specified in Section 9.4(d).

              "1940 ACT" means the Investment Company Act of 1940, as amended.

              "NOTICE OF CONVERSION" means the notice given by a Holder of Preferred Securities to the Conversion Agent directing the Conversion Agent to exchange such Preferred Security for Debentures and to convert such Debentures into Common Stock on behalf of such holder. Such notice is substantially in the form set forth in EXHIBIT G.

              "OFFICERS' CERTIFICATE" means a certificate signed by (i) the Chairman of the Board, a Vice Chairman, the President or a Vice President, and by (ii) the Treasurer, an Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary, of the Depositor, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 8.15 shall be the principal executive, financial or accounting officer of the Depositor. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

              (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

              (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

              (c) a statement that each officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

              (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

              "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel for the Trust, the Property Trustee or the Depositor, and who may be an employee of any thereof, and who shall be acceptable to the Property Trustee. Any Opinion of Counsel delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

              (a) a statement that each individual signing the Opinion of Counsel has read the covenant or condition and the definitions relating thereto;

              (b) a brief statement of the nature and scope of the examination or investigation undertaken by each individual in rendering the Opinion of Counsel;

              (c) a statement that each individual has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

              (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

              "OPTIONAL REDEMPTION PRICE" means with respect to the Preferred Securities (except as set forth below with respect to redemption upon the occurrence of a Tax Event), the following percentages of the Liquidation Amounts thereof, plus accumulated and unpaid Distributions, if any, to the date fixed for redemption if redeemed during the twelve-month period commencing June 30, in each of the following years indicated:

    Year           Redemption Price             Year         Redemption Price
    ----           ----------------             ----         ----------------
    2001               104.725%                 2005             102.025%
    2002               104.050%                 2006             101.350%
    2003               103.375%                 2007             100.675%
    2004               102.700%                 2008             100.000%

              In the event of a redemption of Trust Securities upon the occurrence of a Tax Event, Trust Securities shall be redeemed at the redemption price of $50 per Trust Security and all accumulated and unpaid Distributions, if any, to the date fixed for redemption.

              "ORIGINAL DECLARATION" has the meaning specified in the recitals to this Declaration.

              "OUTSTANDING," when used with respect to Trust Securities, means, as of the date of determination, all Trust Securities theretofore executed and delivered under this Declaration, except:

              (a) Trust Securities theretofore canceled by the Securities Registrar or delivered to the Securities Registrar for cancellation or tendered for conversion;

              (b) Trust Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Property Trustee or any Paying Agent for the Holders of such Trust Securities; provided that, if such Trust Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Declaration;

              (c) Trust Securities which have been exchanged for Debentures pursuant to Section 4.4; and

              (d) Trust Securities which have been paid or in exchange for or in lieu of which other Trust Securities have been executed and delivered pursuant to Section 5.5;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite Liquidation Amount of the Outstanding Trust Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Trust Securities owned by the Depositor, any Trustee or any Affiliate of the Depositor or any Trustee shall be disregarded and deemed not to be Outstanding, except that (a) in determining whether any Trustee shall be fully protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Trust Securities that a Responsible Officer of the Property Trustee or the Delaware Trustee, or an individual Administrative Trustee, as the case may be, actually knows to be so owned shall be so disregarded and (b) the foregoing shall not apply at any time when all of the Outstanding Trust Securities are owned by the Depositor, one or more of the Trustees and/or any such Affiliate. Trust Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Securities Registrar the pledgee's right so to act with respect to such Trust Securities and that the pledgee is not the Depositor or any Affiliate of the Depositor.

              "OWNER" means each Person who is the beneficial owner of a Book-Entry Preferred Securities Certificate as reflected in the records of the Clearing Agency or, if a Clearing Agency Participant is not the Owner, then as reflected in the records of a Person maintaining an account with such Clearing Agency (directly or indirectly, in accordance with the rules of such Clearing Agency).

              "PAYING AGENT" means any paying agent or co-paying agent appointed pursuant to Section 5.9.

              "PAYMENT ACCOUNT" means a segregated non-interest bearing corporate trust account maintained by the Property Trustee with the Bank in its trust department for the benefit of the Securityholders in which all amounts paid in respect of the Debentures will be held and from which the Property Trustee shall make payments to the Securityholders in accordance with Section 4.1.

              "PERSON" means any individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

              "PREFERRED SECURITIES CERTIFICATE" means a certificate evidencing ownership of Preferred Securities, substantially in the form attached as EXHIBIT D.

              "PREFERRED SECURITY" means an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount with respect to the assets of the Trust of $50 and having the rights provided therefor in this Declaration, including the right to receive Distributions and a Liquidation Distribution as provided herein.

              "PROPERTY TRUSTEE" means the commercial bank or trust company identified as the "Property Trustee" in the preamble to this Declaration solely in its capacity as Property Trustee of the Trust and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as herein provided.

              "PURCHASE AGREEMENT" means the Purchase Agreement, dated as of June 3, 1998, among the Trust, the Depositor and the Initial Purchasers named therein.

              "REDEMPTION DATE" means, with respect to any Trust Security to be redeemed, each Debenture Redemption Date.

              "REDEMPTION PRICE" means, with respect to any Trust Security, $50 per Trust Security, plus accumulated and unpaid Distributions (including any Additional Sums) to the date of redemption.

              "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of June 9, 1998, among the Trust, the Depositor and the Initial Purchasers named therein.

              "RELEVANT TRUSTEE" has the meaning specified in Section 8.9.

              "RESPONSIBLE OFFICER" means any officer assigned to the Corporate Trust Office, including any managing director, vice president, assistant vice president, assistant treasurer, assistant secretary or any other officer of the Property Trustee or the Delaware Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Declaration, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

              "RESTRICTED GLOBAL CERTIFICATE" has the meaning specified in
Section 5.2.

              "RESTRICTED SECURITIES" means all Preferred Securities required pursuant to Section 5.4 to bear any Restricted Securities Legend. Such term includes the Restricted Global Certificate.

              "RESTRICTED SECURITIES CERTIFICATE" means a certificate substantially in the form set forth in Exhibit E.

              "RESTRICTED SECURITIES LEGEND" has the meaning specified in
Section 5.15.

              "RULE 144A PREFERRED SECURITIES" has the meaning specified in
Section 5.2.

              "SECURITIES REGISTER" and "SECURITIES REGISTRAR" have the respective meanings specified in Section 5.4.

              "SECURITYHOLDER" or "HOLDER" means a Person in whose name a Trust Security or Securities is registered in the Securities Register; any such Person shall be deemed to be a beneficial owner within the meaning of the Delaware Business Trust Act.

              "SPECIAL EVENT" means a Tax Event or an Investment Company
Event.

              "SUBORDINATED DEBT TRUSTEE" means The First National Bank of Chicago, a national banking association, as trustee under the Subordinated Indenture.

              "SUBORDINATED INDENTURE" means the Junior Convertible Subordinated Indenture, dated as of June 9, 1998 between the Depositor and the Subordinated Debt Trustee, as amended or supplemented from time to time.

              "SUCCESSOR PROPERTY TRUSTEE" has the meaning specified in
Section 8.9.

              "SUCCESSOR DELAWARE TRUSTEE" has the meaning specified in
Section 8.9.

              "SUCCESSOR SECURITIES" has the meaning specified in Section 9.5.

              "SUPER MAJORITY" has the meaning specified in Section 8.2.

              "TAX ACTION" means any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement or decision is announced on or after the date of the original issuance of the Preferred Securities.

              "TAX EVENT" means that the Company shall have requested and received and shall have delivered to the Property Trustee an Opinion of Counsel from a firm having a national tax and securities practice (which Opinion of Counsel shall not have been rescinded by such law firm) that there has been a Tax Action which relates to any of the items described in (i) through (iii) below, and that there is more than an insubstantial risk that
(i) the Trust is or, within 90 days after such date, will be subject to United States federal income tax with respect to income accrued or received on the Debentures, (ii) the Trust is or, within 90 days after such date, will be subject to more than a DE MINIMIS amount of other taxes, duties, assessments or other governmental charges or (iii) interest payable by the Depositor on the Debentures is not or, within 90 days after such date, will not be deductible, in whole or in part, by the Depositor for United States federal income tax purposes.

              "TRUST" means the Delaware business trust continued hereby and identified on the cover page of this Declaration.

              "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; PROVIDED, HOWEVER, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

              "TRUST PROPERTY" means (a) the Debentures, (b) any cash on deposit in, or owing to, the Payment Account and (c) all proceeds and rights in respect of the foregoing to be held by the Property Trustee pursuant to the terms of this Declaration for the benefit of the Securityholders.

              "TRUST SECURITY" means any one of the Common Securities or the Preferred Securities.

              "TRUST SECURITIES CERTIFICATE" means any one of the Common Securities Certificates, the Global Certificates or the Certificated Preferred Securities.

              "TRUSTEES" means, collectively, the Property Trustee, the Delaware Trustee and the Administrative Trustees.

              "UNRESTRICTED SECURITIES CERTIFICATE" means a certificate substantially in the form set forth in EXHIBIT F.

                                      ARTICLE 2
                              ESTABLISHMENT OF THE TRUST

              SECTION 2.1. NAME. The Trust continued hereby shall be known as "Tower Automotive Capital Trust," as such name may be modified from time to time by the Administrative Trustees following written notice to the Holders of Trust Securities and the other Trustees, in which name the Trustees may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

              SECTION 2.2. OFFICE OF THE DELAWARE TRUSTEE; PRINCIPAL PLACE OF BUSINESS. The address of the Delaware Trustee in the State of Delaware is 300 King Street, Wilmington, Delaware 19801, or such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Depositor. The principal executive office of the Trust is 4508 IDS Center, Minneapolis, Minnesota 55402.

              SECTION 2.3. ORGANIZATIONAL EXPENSES. The Depositor shall pay organizational expenses of the Trust as they arise or shall, upon request of any Trustee, promptly reimburse such Trustee for any such expenses paid by such Trustee. The Depositor shall make no claim upon the Trust Property for the payment of such expenses.

              SECTION 2.4. ISSUANCE OF THE PREFERRED SECURITIES. On June 3, 1998, the Depositor and the Trust executed and delivered the Purchase Agreement. Contemporaneously with the execution and delivery of this Declaration, an Administrative Trustee, on behalf of the Trust, shall execute in accordance with Section 5.2 and deliver to the Initial Purchasers named in the Purchase Agreement, Preferred Securities Certificates, in an aggregate amount of 5,175,000, representing Preferred Securities having an aggregate Liquidation Amount of $258,750,000, against receipt of the aggregate purchase price of such Preferred Securities of $258,750,000, which amount the Administrative Trustees shall promptly deliver to the Property Trustee.

              SECTION 2.5. SUBSCRIPTION AND PURCHASE OF DEBENTURES; ISSUANCE OF THE COMMON SECURITIES. Contemporaneously with the execution and delivery of this Declaration, an Administrative Trustee, on behalf of the Trust, shall subscribe to and purchase from the Depositor, Debentures, registered in the name of the Property Trustee (in its capacity as such) and having an aggregate principal amount equal to $258,750,000, and, in satisfaction of the purchase price for such Debentures, the Property Trustee, on behalf of the Trust, shall deliver to the Depositor the sum of $258,750,000. Contemporaneously therewith, an Administrative Trustee, on behalf of the Trust, shall execute in accordance with Section 5.2 and deliver to the Depositor, Common Securities Certificates registered in the name of the Depositor, in an aggregate amount of 160,052, representing Common Securities having an aggregate Liquidation Amount of $8,002,600 against receipt of the aggregate purchase price of such Common Securities from the Depositor of the sum of $8,002,600.

              SECTION 2.6. DECLARATION OF TRUST. The exclusive purposes and functions of the Trust are (a) to issue and sell Trust Securities and use the proceeds from such sale to acquire the Debentures, (b) to distribute the Trust's income as provided in this Declaration and (c) to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, mortgage or pledge any of its assets or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States Federal income tax purposes as a grantor trust. The Depositor hereby appoints the Trustees as trustees of the Trust, to have all the rights, powers and duties to the extent set forth herein, and the Trustees hereby accept such appointment. The Property Trustee hereby declares that it will hold the Trust Property upon and subject to the conditions set forth herein for the benefit of the Trust and the Securityholders. The Administrative Trustees shall have all rights, powers and duties set forth herein and in accordance with applicable law with respect to accomplishing the purposes of the Trust. The Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the other Trustees set forth herein. The Delaware Trustee shall be one of the Trustees of the Trust for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Delaware Business Trust Act.

              SECTION 2.7. AUTHORIZATION TO ENTER INTO CERTAIN TRANSACTIONS. (a) The Trustees shall conduct the affairs of the Trust in accordance with the terms of this Declaration. Subject to the limitations set forth in Section 2.6 and paragraph (b) of this Section, and in accordance with the following provisions (i) and (ii), the Trustees shall have the exclusive power, duty and the authority to cause the Trust to engage in the following activities:

              (i) As among the Trustees, each Administrative Trustee shall have the power and authority to act on behalf of the Trust with respect to the following matters:

                     (A) to issue and sell the Trust Securities; PROVIDED, HOWEVER, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities; PROVIDED, FURTHER, that there shall be no interests in the Trust other than the Trust Securities, and the issuance of Trust Securities shall be limited to simultaneous issuance of both Preferred Securities and Common Securities on the Closing Date and any other date Preferred Securities and Common Securities are sold pursuant to the over-allotment option granted to the Initial Purchasers named in the Purchase Agreement, subject to the issuance of Trust Securities pursuant to Section 5.5 and Successor Securities pursuant to Section 9.5;

                     (B) to cause the Trust to enter into, and to execute, deliver and perform on behalf of the Trust, the Certificate Depository Agreement and such other agreements as may be necessary or incidental to the purposes and function of the Trust;

                     (C) to assist in the registration of the resale of the Preferred Securities under the Securities Act of 1933, as amended, and under state securities or blue sky laws, and the qualification of this Declaration as a trust indenture under the Trust Indenture Act;

                     (D) to assist in the listing of the Preferred Securities upon such securities exchange or exchanges or Nasdaq, if any, as shall be determined by the Depositor and the registration of the Preferred Securities under the Securities Exchange Act of 1934, as amended, and the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing (only to the extent that such listing or registration is requested by the Depositor);

                     (E) to appoint a Paying Agent, a Securities Registrar and an authenticating agent in accordance with this Declaration;

                     (F) to the extent provided in this Declaration, to wind up the affairs of and liquidate the Trust and prepare, execute and file the certificate of cancellation with the Secretary of State of the State of Delaware;

                     (G) unless otherwise required by the Delaware Business Trust Act or the Trust Indenture Act, to execute on behalf of the Trust (either acting alone or together with any other Administrative Trustees) any documents that the Administrative Trustees have the power to execute pursuant to this Declaration; and

                     (H) to take any action incidental to the foregoing as the Trustees may from time to time determine is necessary or advisable to give effect to the terms of this Declaration including, but not limited to:

                              (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the 1940 Act;

                              (ii)  causing the Trust to be classified for
                     United States Federal income tax purposes as a grantor trust; and

                              (iii) cooperating with the Depositor to
                     ensure that the Debentures will be treated as indebtedness of the Depositor for United States Federal income tax purposes;

                     provided that such action does not adversely affect in any material respect the interests of Securityholders except as otherwise provided in Section 10.2(a).

                     (ii) As among the Trustees, the Property Trustee shall have the power, duty and authority to act on behalf of the Trust with respect to the following matters:

                     (A)      the establishment of the Payment Account;

                     (B)      the receipt of and taking title to the Debentures;

                     (C) the collection of interest, principal and any other payments made in respect of the Debentures in the Payment Account;

                     (D) the distribution from the Trust Property of amounts owed to the Securityholders in respect of the Trust Securities;

                     (E) the exercise of all of the rights, powers and privileges of a holder of the Debentures;

                     (F) the sending of notices of default, other notices and other information regarding the Trust Securities and the Debentures to the Securityholders in accordance with this Declaration;

                     (G) the distribution of the Trust Property in accordance with the terms of this Declaration;

                     (H) to the extent provided in this Declaration, the winding up of the affairs of and liquidation of the Trust;

                     (I) after an Event of Default, the taking of any action incidental to the foregoing as the Property Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Declaration and protect and conserve the Trust Property for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder);

                     (J) subject to this Section 2.7(a)(ii), the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 2.7(a)(i); and

                     (K) to act as Paying Agent and/or Securities Registrar to the extent appointed as such hereunder.

       (b) So long as this Declaration remains in effect, the Trust (or the Trustees acting on behalf of the Trust) shall not undertake any business, activities or transactions except as expressly provided herein or contemplated hereby. In particular, the Trust shall not, and the Trustees shall not, cause the Trust to (i) invest any proceeds received by the Trust from holding the Debentures (rather, the Trustees shall distribute all such proceeds to the Securityholders pursuant to the terms of this Declaration and the Trust Securities), acquire any investments or engage in any activities not authorized by this Declaration, (ii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Securityholders, except as expressly provided herein, (iii) take any action that would cause the Trust to fail or cease to qualify as a "grantor trust" for United States Federal income tax purposes, (iv) make any loans or incur any indebtedness for borrowed money or issue any other debt, (v) take or consent to any action that would result in the placement of a Lien on any of the Trust Property, (vi) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Trust Securities in any way whatsoever except as permitted by the terms of this Declaration, or (vii) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Trust Securities. The Administrative Trustees shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Trust or the Securityholders in their capacity as Securityholders.

       (c) In connection with the issue and sale of the Preferred Securities, the Depositor shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following actions (and any actions taken by the Depositor in furtherance of the following prior to the date of this Declaration are hereby ratified and confirmed in all respects):

              (i) to prepare one or more offering memoranda in preliminary and final form relating to the offering of the Preferred Securities of the Trust in a transaction exempt from the registration requirements of the Securities Act;

              (ii) to determine the States and foreign jurisdictions in which to take appropriate action to qualify or register for resale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by or on behalf of the Trust, and advise the Trustees of actions they must take on behalf of the Trust, and prepare for execution and filing any documents to be executed and filed by the Trust or on behalf of the Trust, as the Depositor deems necessary or advisable in order to comply with the applicable laws of any such States and foreign jurisdictions;

              (iii) to the extent necessary, to prepare for filing by the Trust with the Commission and to execute on behalf of the Trust a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, including any amendments thereto (it being understood that neither the Trust nor the Depositor has any obligation under the Subordinated Indenture, the Purchase Agreement or the Declaration to register any Trust Securities under the Securities Exchange Act of 1934, as amended, or to list any Trust Securities on any securities exchange);

              (iv) to negotiate, and to execute and deliver, on behalf of the Trust, the Purchase Agreement and the Registration Rights Agreement; and

              (v) any other actions necessary or incidental to carry out any of the foregoing activities.

       (d) Notwithstanding anything herein to the contrary, the Administrative Trustees are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust will not be deemed to be an "investment company" required to be registered under the 1940 Act, or taxed as a corporation for United States Federal income tax purposes and so that the Debentures will be treated as indebtedness of the Depositor for United States Federal income tax purposes. In this connection, the Depositor and the Administrative Trustees are authorized to take any action, not inconsistent with applicable law, the Certificate of Trust or this Declaration, that each of the Depositor and the Administrative Trustees determines in their discretion to be necessary or desirable for such purposes, so long as such action does not adversely affect in any material respect the interests of the Holders of the Preferred Securities except as otherwise provided in Section 10.2(a).

              SECTION 2.8. ASSETS OF TRUST. The assets of the Trust shall consist of only the Trust Property.

              SECTION 2.9. TITLE TO TRUST PROPERTY. Legal title to all Trust Property shall be vested at all times in the Property Trustee (in its capacity as such) and shall be held and administered by the Property Trustee for the benefit of the Trust and the Securityholders in accordance with this Declaration. The Securityholders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

                                      ARTICLE 3
                                   PAYMENT ACCOUNT

              SECTION 3.1. PAYMENT ACCOUNT. (a) On or prior to the Closing Date, the Property Trustee shall establish the Payment Account. The Property Trustee and any agent of the Property Trustee shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with this Declaration. All monies and other property deposited or held from time to time in the Payment Account shall be held by the Property Trustee in the Payment Account for the exclusive benefit of the Securityholders and for distribution as herein provided, including (and subject to) any priority of payments provided for herein.

       (b) The Property Trustee shall deposit in the Payment Account, promptly upon receipt, all payments of principal of or interest on, and any other payments or proceeds with respect to, the Debentures. Amounts held in the Payment Account shall not be invested by the Property Trustee pending distribution thereof.


                                      ARTICLE 4
                   DISTRIBUTIONS; REDEMPTION; EXCHANGE; CONVERSION

              SECTION 4.1. DISTRIBUTIONS. (a) Distributions on the Trust Securities shall be cumulative, and shall accrue from the date of original issuance, or the most recent Distribution Date (as defined herein) and, except in the event that the Depositor exercises its right to defer the payment of interest on the Debentures pursuant to the Subordinated Indenture, shall be payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, commencing on September 30, 1998 (which dates correspond to the interest payment dates on the Debentures), when, as and if available for payment by the Property Trustee, as further described in paragraph (c) of this Section 4.1. If any date on which Distributions are otherwise payable on the Trust Securities is not a Business Day, then the payment of such Distributions shall be made on the next succeeding day which is a Business Day (and no interest shall accrue for the period from and after such date until the next succeeding Business Day), except that if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date (each date on which Distributions are payable in accordance with this Section 4.1(a), a "Distribution Date").

       (b) The Trust Securities represent undivided beneficial interests in the Trust Property, and the Distributions on the Trust Securities shall be payable at a rate of 6 3/4% per annum of the Liquidation Amount of the Trust Securities, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. The amount of Distributions payable for any period shall be computed on the basis of a 360-day year of twelve 30-day months. For periods less than a full month, Distributions shall reflect interest on Debentures computed on the basis of the actual number of elapsed days based on a 360-day year. The amount of Distributions payable for any period shall include the Additional Amounts, if any.

       (c) Distributions on the Trust Securities shall be made by the Property Trustee from the Payment Account and shall be payable on each Distribution Date only to the extent that the Trust has funds then on hand and available in the Payment Account for the payment of such Distributions.

       (d) Distributions on the Trust Securities with respect to a Distribution Date shall be payable to the Holders thereof as they appear on the Securities Register for the Trust Securities on the relevant record date, which shall be the date which is the fifteenth day (whether or not a Business
Day) next preceding such Distribution Date.

              SECTION 4.2.    REDEMPTION.   (a) Upon an optional redemption
(as set forth in the Subordinated Indenture) of Debentures, the proceeds from such redemption shall be applied to redeem Trust Securities having an aggregate Liquidation Amount equal to the aggregate principal amount of the Debentures so redeemed by the Depositor, including pursuant to Section 4.4, at the Optional Redemption Price, and upon a mandatory redemption (as set forth in the Subordinated Indenture) of Debentures, the proceeds from such redemption shall be applied to redeem Trust Securities, having an aggregate Liquidation Amount equal to the aggregate principal amount of the Debentures so redeemed by the Depositor, at the Redemption Price. The Trust may not redeem fewer than all the Outstanding Trust Securities unless all accrued and unpaid Distributions have been paid on all Trust Securities for all quarterly Distribution periods terminating on or prior to the date of redemption.

       (b) Notice of redemption (which notice will be irrevocable) shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date to the Depositor and each Holder of Trust Securities to be redeemed, at such Holder's address as it appears in the Securities Register. All notices of redemption shall state:

              (i)    the Redemption Date;

              (ii) the Redemption Price or the Optional Redemption Price, as the case may be;

              (iii) the record date for the determination of Holders entitled to receive payment of the Redemption Price or Optional Redemption Price, as the case may be, as provided in Section 4.2(d);

              (iv)   the CUSIP number;

              (v) if less than all of the Outstanding Trust Securities are to be redeemed, the identification and the aggregate Liquidation Amount of the particular Trust Securities to be redeemed;

              (vi) the Conversion Price and that a Holder of Preferred Securities who desires to convert such Preferred Securities called for redemption must satisfy the requirements for conversion contained in
       Section 4.3 below;

              (vii) that on the Redemption Date the Redemption Price or the Optional Redemption Price, as the case may be, will become due and payable upon each such Trust

       Security to be redeemed and that Distributions thereon will cease to accrue on and after said date; and

              (viii) the place or places where such Trust Securities are to be surrendered for payment of the Redemption Price or the Optional Redemption Price, as the case may be.

       (c) The Trust Securities redeemed on each Redemption Date shall be redeemed at the Redemption Price or the Optional Redemption Price, as the case may be, with the proceeds from the contemporaneous redemption of Debentures. Redemptions of the Trust Securities shall be made and the Redemption Price or the Optional Redemption Price, as the case may be, shall be payable on each Redemption Date only to the extent that the Trust has funds then on hand and available in the Payment Account for the payment of such Redemption Price or the Optional Redemption Price, as the case may be.

       (d) If the Property Trustee gives a notice of redemption in respect of any Preferred Securities, then, by 12:00 noon, New York City time, on the Redemption Date, subject to Section 4.2(c) and to the Property Trustee's having received for deposit to the Property Account available funds sufficient for such redemption by 10:00 a.m., New York City time, on the Redemption Date, the Property Trustee will, so long as and to the extent the Preferred Securities are in book-entry-only form, irrevocably deposit with the Clearing Agency for the Preferred Securities funds sufficient to pay the applicable Redemption Price or Optional Redemption Price, as the case may be, and will give the Clearing Agency irrevocable instructions and authority to pay the Redemption Price or Optional Redemption Price, as the case may be, to the holders of the Preferred Securities. If the Preferred Securities are no longer in book-entry-only form, the Property Trustee, subject to Section 4.2(c), will irrevocably deposit with the Paying Agent funds sufficient to pay the applicable Redemption Price or Optional Redemption Price, as the case may be, on such Preferred Securities held in certificated form and will give the Paying Agent irrevocable instructions and authority to pay the Redemption Price or the Optional Redemption Price, as the case may be, to the Holders thereof upon surrender of their Preferred Securities Certificates. Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Securities Register for the Trust Securities on the relevant record dates for the related Distribution Dates. If notice of redemption shall have been given and funds deposited as required, then, upon the date of such deposit, all rights of Securityholders holding Trust Securities so called for redemption will cease, except (i) the right of such Securityholders to receive the Redemption Price or the Optional Redemption Price, as the case may be, but without interest, and (ii) the right to convert such Preferred Securities into Common Stock in the manner provided in Section 4.3 through the Conversion Expiration Date; and such Trust Securities will cease to be Outstanding. In the event that any date on which any Redemption Price or the Optional Redemption Price, as the case may be, is payable is not a Business Day, then payment of the Redemption Price or the Optional Redemption Price, as the case may be, payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on such date. Payment of the Redemption Price or the Optional Redemption Price, as the case may be, shall be made to the Holders of such Trust Securities as they appear on the Securities Register for the Trust Securities on the relevant record date, which shall be the date which is the fifteenth day (whether or not a Business Day) preceding such Redemption Date.

       (e) If less than all the Outstanding Trust Securities are to be redeemed on a Redemption Date, then the aggregate Liquidation Amount of Trust Securities to be redeemed shall be allocated on a PRO RATA basis (based on Liquidation Amounts) among the Common Securities and the Preferred Securities that are to be redeemed. The particular Preferred Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Property Trustee from the Outstanding Preferred Securities not previously called for redemption, by lot or by such other method as the Property Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $50 or an integral multiple of $50 in excess thereof) of the Liquidation Amount of the Preferred Securities. The Property Trustee shall promptly notify the Securities Registrar and the Conversion Agent in writing of the Preferred Securities selected for redemption and, in the case of any Preferred Securities selected for partial redemption, the Liquidation Amount thereof to be redeemed; it being understood that, in the case of Preferred Securities registered in the name of and held of record by the Clearing Agency (or any successor) or any nominee, the distribution of the proceeds of such redemption will be made in accordance with the procedures of the Clearing Agency or its nominee. For all purposes of this Declaration, unless the context otherwise requires, all provisions relating to the redemption of Preferred Securities shall relate, in the case of any Preferred Securities redeemed or to be redeemed only in part, to the portion of the Liquidation Amount of Preferred Securities which has been or is to be redeemed. In the event of any redemption in part, the Trust shall not be required to (i) issue, register the transfer of or exchange of any Preferred Security during a period beginning at the opening of business 15 days before any selection for redemption of Preferred Securities and ending at the close of business on the earliest date in which the relevant notice of redemption is deemed to have been given to all Holders of Preferred Securities to be so redeemed or (ii) register the transfer of or exchange of any Preferred Securities so selected for redemption, in whole or in part, except for the unredeemed portion of any Preferred Securities being redeemed in part.

       (f) In the event of any redemption, the Trust shall not be required to issue, register the transfer of or register the exchange of any Preferred Security during a period beginning at the opening of business 15 days before any Redemption Date and ending at the close of business on such Redemption Date.

              SECTION 4.3. CONVERSION. The Holders of Trust Securities, subject to the limitations set forth in this Section, shall have the right at any time after 90 days of the Closing Date, at their option, to cause the Conversion Agent to convert Trust Securities, on behalf of the converting Holders, into shares of Common Stock in the manner described herein on and subject to the following terms and conditions:

              (i) The Trust Securities will be convertible into fully paid and nonassessable shares of Common Stock pursuant to the Holder's direction to the Conversion Agent to exchange such Trust Securities for a portion of the Debentures having a principal amount equal to the aggregate Liquidation Amount of such Trust Securities, and immediately convert such amount of Debentures into fully paid and nonassessable shares of Common Stock at an initial rate of 0.8140 shares of Common Stock for each Trust Security (which is equivalent to a conversion price of approximately $61.425 per $50 principal amount of

       Debentures), subject to certain adjustments set forth in the Subordinated Indenture (as so adjusted, "Conversion Price").

              (ii) In order to convert Trust Securities into Common Stock, the Holder of such Trust Securities shall submit to the Conversion Agent an irrevocable Notice of Conversion to convert Trust Securities on behalf of such Holder, together, if the Trust Securities are in certificated form, with such certificates. The Notice of Conversion shall (i) set forth the number of Trust Securities to be converted and the name or names, if other than the Holder, in which the shares of Common Stock should be issued and (ii) direct the Conversion Agent (a) to exchange such Trust Securities for a portion of the Debentures held by the Property Trustee (at the rate of exchange specified in the preceding paragraph) and (b) to immediately convert such Debentures, on behalf of such Holder, into Common Stock (at the conversion rate specified in the preceding paragraph). The Conversion Agent shall notify the Property Trustee in writing of the Holder's election to exchange Trust Securities for a portion of the Debentures held by the Property Trustee and the Property Trustee shall, upon receipt of such written notice, deliver to the Conversion Agent the appropriate principal amount of Debentures for exchange in accordance with this Section. The Conversion Agent shall thereupon notify the Depositor of the Holder's election to convert such Debentures into shares of Common Stock. Holders of Trust Securities at the close of business on a Distribution payment record date will be entitled to receive the Distribution paid on such Trust Securities on the corresponding Distribution Date notwithstanding the conversion of such Trust Securities on or following such record date but prior to such Distribution Date. Except as provided above, neither the Trust nor the Depositor will make, or be required to make, any payment, allowance or adjustment upon any conversion on account of any accumulated and unpaid Distributions whether or not in arrears accrued on the Trust Securities surrendered for conversion, or on account of any accumulated and unpaid dividends on the shares of Common Stock issued upon such conversion. Trust Securities submitted for conversion prior to the expiration of conversion rights as provided in Section 4.3(iii) shall be deemed to have been converted immediately prior to the close of business on the day on which an irrevocable Notice of Conversion relating to such Trust Securities is received by the Conversion Agent in accordance with the foregoing provision (the "Conversion Date"). The Person or Persons entitled to receive the Common Stock issuable upon conversion of the Debentures shall be treated for all purposes as the record holder or holders of such Common Stock on the date of conversion. As promptly as practicable on or after the Conversion Date, the Depositor shall issue and deliver at the office of the Conversion Agent a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same, unless otherwise directed by the Holder in the notice of conversion and the Conversion Agent shall distribute such certificate or certificates to such Person or Persons.

              (iii) The conversion rights of holders of the Debentures and the corresponding conversion rights of Holders of Trust Securities shall expire at the Conversion Expiration Date.

              (iv) Each Holder of a Trust Security by its acceptance thereof initially appoints The First National Bank of Chicago not in its individual capacity but solely as conversion agent (the "Conversion Agent") for the purpose of effecting the conversion of Trust Securities in accordance with this Section. In effecting the conversion and transactions described in this Section, the Conversion Agent shall be acting as agent of the Holders of Trust Securities directing it to effect such conversion transactions. The Conversion Agent is hereby authorized (i) to exchange Trust Securities from time to time for Debentures held by the Trust in connection with the conversion of such Trust Securities in accordance with this Section and (ii) to convert all or a portion of the Debentures into Common Stock and thereupon to deliver such shares of Common Stock in accordance with the provisions of this Section and to deliver to the Property Trustee any new Debenture or Debentures for any resulting unconverted principal amount delivered to the Conversion Agent by the Subordinated Debt Trustee.

              (v) No fractional shares of Common Stock will be issued as a result of conversion, but, in lieu thereof, such fractional interest will be paid in cash by the Depositor to the Conversion Agent in an amount equal to the Current Market Price of the fractional share of the Common Stock, and the Conversion Agent will in turn make such payment to the Holder or Holders of Trust Securities so converted.

              (vi) Nothing in this Section 4.3 shall limit the requirement of the Trust to withhold taxes pursuant to the terms of the Trust Securities or as set forth in this Declaration or otherwise required of the Property Trustee or the Trust to pay any amounts on account of such withholdings.

              SECTION 4.4. SPECIAL EVENT EXCHANGE OR REDEMPTION. (a) If a Special Event shall occur and be continuing, the Regular Trustees shall direct the Conversion Agent to exchange all Outstanding Trust Securities for Debentures having a principal amount equal to the aggregate Liquidation Amount of the Trust Securities to be exchanged and with accrued interest in an amount equal to any unpaid Distribution (including any Additional Amounts) on the Trust Securities; PROVIDED, HOWEVER, that, in the case of a Tax Event, the Depositor shall have the right to (i) direct that less than all, or none, as appropriate, of the Trust Securities be so exchanged if and for so long as the Depositor shall have elected to pay any Additional Sums (as defined in the Subordinated Indenture) such that the amount received by Holders of Trust Securities not so exchanged in respect of Distributions and other distributions are not reduced as a result of such Tax Event, and shall not have revoked any such election or failed to make such payments or (ii) cause the Trust Securities to be redeemed in the manner set forth below. If a Tax Event shall occur or be continuing, the Depositor shall have the right, upon not less than 30 nor more than 60 days' notice, to redeem the Debentures, in whole or in part, for cash upon the later of (i) 90 days following the occurrence of such Tax Event or (ii) June 30, 2001. Promptly following such redemption, Trust Securities with an aggregate Liquidation Amount equal to the aggregate principal amount of the Debentures so redeemed will be redeemed by the Trust at the Optional Redemption Price applicable in the event of a redemption upon the occurrence of a Tax Event on a pro rata basis.

       (b) Notice of any exchange pursuant to this Section 4.4 (an "Exchange Notice") of the Trust Securities, which Exchange Notice shall be irrevocable, will be given by the Property Trustee by first-class mail to the Depositor and to each record Holder of Trust Securities to be exchanged not fewer than 30 nor more than 60 days prior to the date fixed for exchange thereof. For purposes of the calculation of the date of exchange and the dates on which notices are given pursuant to this paragraph (b), an Exchange Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to each Holder. Each Exchange Notice shall be addressed to each Holder of Trust Securities at the address of such Holder appearing in the books and records of the Trust.
Each Exchange Notice shall state: (A) the exchange date; (B) the aggregate Liquidation Amount and any unpaid Distributions (including any Additional Amounts) on the Trust Securities to be exchanged and the aggregate principal amount and any accrued interest on the Debentures to be exchanged therefor;
(C) that on the exchange date the Trust Securities to be so exchanged shall be exchanged for Debentures and that Distributions on the Trust Securities so exchanged will cease to accumulate on and after said date; (D) the record date for the determination of Holders of Trust Securities to be exchanged as provided in Section 4.4(g); and (E) the identity of the Conversion Agent, if any, and the place or places where each Trust Certificate to be exchanged is to be surrendered in exchange for Debentures. No defect in the Exchange
Notice or in the mailing thereof with respect to any Trust Security shall affect the validity of the exchange proceedings for any other Trust Security.

       (c) In the event that fewer than all the Outstanding Preferred Securities are to be exchanged, then, on the exchange date, (i) if all of the Outstanding Preferred Securities are represented by Definitive Preferred Securities Certificates, the particular Preferred Securities to be exchanged will be selected by the Property Trustee from the Outstanding Preferred Securities not previously called for redemption or exchange on a pro rata basis, (ii) if all of the Outstanding Preferred Securities are represented by Book-Entry Preferred Securities Certificates, the Property Trustee shall provide for the selection for exchange of a portion of the Global Certificate representing the Book-Entry Preferred Securities Certificates on a pro rata basis and (iii) if Outstanding Trust Securities are represented by both Definitive Preferred Securities Certificates and Book-Entry Preferred Securities Certificates, the Property Trustee shall select the portion of the Global Certificate representing the Book-Entry Preferred Securities Certificates and the particular Outstanding Preferred Securities represented by Definitive Preferred Securities Certificates to be exchanged on a pro rata basis. In the case of clause (ii) or (iii) above, the particular Book-Entry Preferred Securities Certificates to be exchanged shall be selected in accordance with the applicable rules and procedures for the Clearing Agency in whose name, or whose nominee's name, such global certificate is then held. Any Preferred Securities Certificate that is to be exchanged only in part shall be surrendered with due endorsement or by a written instrument of transfer fully executed by the Holder thereof (or its attorney duly authorized in writing) and the Trust shall prepare and deliver to such Holder, without service charge, a new Preferred Securities Certificate or Certificates in aggregate stated Liquidation Amount equal to, and in exchange for, the unredeemed portion of the Preferred Securities Certificate so surrendered. The Common Securities shall be exchanged in a similar manner.

       (d) In the event of an exchange pursuant to this Section 4.4, on the date fixed for any such exchange, (i) if the Preferred Securities are represented by Book-Entry Preferred Securities Certificates, the Clearing Agency or its nominee, as the record Holder of the Preferred Securities, will exchange through the Conversion Agent the Global Certificate representing the Preferred Securities to be exchanged for a registered Global Certificate or certificates representing the Debentures to be delivered upon such exchange,
(ii) if the Preferred Securities are represented by Definitive Preferred Securities Certificates, the certificates representing the Preferred Securities to be so exchanged will be deemed to represent Debentures having a principal amount equal to the aggregate stated Liquidation Amount of such Preferred Securities until such certificates are presented to the Conversion Agent for exchange for definitive certificates representing Debentures and (iii) all rights of the Holders of the Preferred Securities so exchanged will cease, except for the right of such Holders to receive Debentures. The Common Securities shall be exchanged in a similar manner.

       (e)    Each Holder, by becoming a party to this Declaration pursuant to
Section 10.11 of this Declaration, will be deemed to have agreed to be bound by these exchange provisions in regard to the exchange of Trust Securities for Debentures pursuant to the terms described above.

       (f) Nothing in this Section 4.4 shall limit the requirement of the Trust to withhold taxes pursuant to the terms of the Trust Securities or as set forth in this Declaration or otherwise require the Property Trustee or the Trust to pay any amounts on account of such withholdings.

       (g)    An exchange of Trust Securities for Debentures pursuant to this
Section 4.4 shall be made to Holders of Trust Securities as they appear on the Securities Register for Trust Securities on the relevant record date, which shall be the date which is the fifteenth day (whether or not a Business Day) preceding the exchange date.

              SECTION 4.5. SUBORDINATION OF COMMON SECURITIES. Payment of Distributions (including Additional Amounts, if applicable) on, and the Redemption Price of, the Trust Securities, as applicable, shall be made PRO RATA based on the Liquidation Amount of the Trust Securities; PROVIDED, HOWEVER, that if on any Distribution Date or Redemption Date an Event of Default or an event of default under the Guarantee shall have occurred and be continuing, no payment of any Distribution (including Additional Amounts, if applicable) on, or the Redemption Price of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions (including Additional Amounts, if applicable) on all Outstanding Preferred Securities for all Distribution periods terminating on or prior thereto, or in the case of payment of the Redemption Price the full amount of such Redemption Price on all Outstanding Preferred Securities, shall have been made or provided for, and all funds immediately available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions (including Additional Amounts, if applicable) on, or the Redemption Price of, Preferred Securities then due and payable.

              SECTION 4.6. PAYMENT PROCEDURES. Payments in respect of the Preferred Securities shall be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register or, if the Preferred Securities are held by a Clearing Agency, such Distributions shall be made to the Clearing Agency in immediately available funds, in accordance with the Certificate Depositary Agreement on the applicable Distribution Dates. Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Property Trustee and the Holder of the Common Securities.

              SECTION 4.7. TAX RETURNS AND REPORTS. The Administrative Trustees shall prepare (or cause to be prepared), at the Depositor's expense, and file all United States Federal, State and local tax and information returns and reports required to be filed by or in respect of the Trust. In this regard, the Administrative Trustees shall (a) prepare and file (or cause to be prepared or filed) Form 1041 or the appropriate Internal Revenue Service form required to be filed in respect of the

Trust in each taxable year of the Trust and (b) prepare and furnish (or cause to be prepared and furnished) to each Securityholder a Form 1099 or the appropriate Internal Revenue Service form required to be furnished to such Securityholder or the information required to be provided on such form. The Administrative Trustees shall provide the Depositor with a copy of all such returns, reports and schedules promptly after such filing or furnishing. The Trustees shall comply with United States Federal withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Securityholders under the Trust Securities.

              SECTION 4.8. PAYMENT OF TAXES, DUTIES, ETC. OF THE TRUST. Upon receipt under the Debentures of Additional Sums, the Property Trustee, upon receipt of written notice from the Depositor or the Administrative Trustees, shall promptly pay from such Additional Sums any taxes, duties or governmental charges of whatsoever nature (other than withholding taxes) imposed on the Trust by the United States or any other taxing authority.

              SECTION 4.9. PAYMENTS UNDER SUBORDINATED INDENTURE. Any amount payable hereunder to any Holder of Preferred Securities shall be reduced by the amount of any corresponding payment such Holder (or any Owner with respect thereto) has directly received pursuant to Section 5.8 of the Subordinated Indenture in accordance with the terms of Section 6.4 hereof.


                                   ARTICLE 5
                         TRUST SECURITIES CERTIFICATES

              SECTION 5.1. INITIAL OWNERSHIP. Upon the creation of the Trust and until the issuance of the Trust Securities, and at any time during which no Trust Securities are Outstanding, the Depositor shall be the sole beneficial owner of the Trust.

              SECTION 5.2. THE TRUST SECURITIES CERTIFICATES. The Preferred Securities Certificates shall be issued in minimum denominations of $50 Liquidation Amount and integral multiples of $50 in excess thereof, and the Common Securities Certificates shall be issued in denominations of $50 Liquidation Amount and integral multiples thereof. The consideration received by the Trust for the issuance of the Trust Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust. Preferred Securities initially sold to qualified institutional buyers in reliance on Rule 144A under the Securities Act ("Rule 144A Preferred Securities") initially will be represented by one or more certificates in registered, global form (collectively, the "Restricted Global Certificate"). Preferred Securities initially transferred, in accordance with Section 5.4, in a manner exempt from the registration requirements of the Securities Act will be exchanged for Preferred Securities in registered, certificated form (the "Certificated Preferred Securities"). The Trust Securities Certificates shall be executed on behalf of the Trust by manual or facsimile signature of at least one Administrative Trustee and authenticated by the Property Trustee. Trust Securities Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Declaration, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Trust Securities Certificates or did not hold such offices at the date of delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a Securityholder, and shall be entitled to the rights and subject to the obligations of a Securityholder hereunder, upon due registration of such Trust Securities Certificate in such transferee's name pursuant to Section 5.4.

              SECTION 5.3. DELIVERY OF TRUST SECURITIES CERTIFICATES. On the Closing Date, the Administrative Trustees shall cause Trust Securities Certificates, in an aggregate Liquidation Amount as provided in Sections 2.4 and 2.5, to be executed on behalf of the Trust and delivered to or upon the written order of the Depositor, signed by its Chairman of the Board, any Vice Chairman, its President, any Senior Vice President or any Vice President, Treasurer or Assistant Treasurer or Controller without further corporate action by the Depositor, in authorized denominations.

              A Trust Security Certificate shall not be valid until authenticated by the manual signature of an authorized signatory of the Property Trustee. The signature shall be conclusive evidence that the Trust Security Certificate has been authenticated under this Declaration. Upon a written order of the Trust signed by one Administrative Trustee, the Property Trustee shall authenticate the Trust Security Certificates for original issue.

              The Property Trustee may appoint an authenticating agent acceptable to the Administrative Trustees to authenticate Trust Security Certificates. An authenticating agent may authenticate Trust Security Certificates whenever the Property Trustee may do so. Each reference in this Declaration to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Depositor or an Affiliate with respect to the authentication of Trust Securities.

              SECTION 5.4. REGISTRATION OF TRANSFER AND EXCHANGE OF PREFERRED SECURITIES. (a) The Securities Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 5.8, a Securities Register in which, subject to such reasonable regulations as it may prescribe, the Securities Registrar shall provide for the registration of Preferred Securities Certificates and Common Securities Certificates (subject to Section 5.10 in the case of the Common Securities Certificates) and registration of transfers and exchanges of Preferred Securities Certificates as herein provided. The Property Trustee shall be the initial Securities Registrar.

              Subject to the other provisions of this Declaration regarding restrictions on transfer, upon surrender for registration of transfer of any Preferred Security at an office or agency of the Securities Registrar designated pursuant to Section 5.8 for such purpose, an Administrative Trustee shall execute on behalf of the Trust by manual or facsimile signature, and the Property Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Preferred Securities of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Declaration.

              At the option of the Holder, and subject to the other provisions of this Section 5.4, Preferred Securities may be exchanged for other Preferred Securities of any authorized denomination and of a like Liquidation Amount, upon surrender of the Preferred Securities to be exchanged at any such office or agency. Whenever any Preferred Securities are so surrendered for exchange, an Administrative Trustee shall execute on behalf of the Trust by manual or facsimile signature, and the Property Trustee shall authenticate and deliver, the Preferred Securities which the Holder making the exchange is entitled to receive.

              All Preferred Securities issued upon any registration of transfer or exchange of Preferred Securities shall be entitled to the same benefits under this Declaration, as the Securities surrendered upon such registration of transfer or exchange.

              Every Preferred Security presented or surrendered for registration of transfer or for exchange shall (if so requested by the Depositor or the Securities Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Depositor and the Securities Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

              No service charge shall be made for any registration of transfer or exchange of Preferred Securities Certificates, but the Securities Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Preferred Securities Certificates.

       (b) CERTAIN TRANSFERS AND EXCHANGES. Notwithstanding any other provision of this Declaration or the Preferred Securities, transfers and exchanges of Preferred Securities and beneficial interests in a Global Certificate of the kinds specified in this Section 5.4(b) shall be made only in accordance with this Section 5.4(b).

              (i) RESTRICTED NON-GLOBAL CERTIFICATE TO RESTRICTED GLOBAL CERTIFICATE. If the Holder of a Restricted Security (other than a Global Certificate) wishes at any time to transfer all or any portion of such Restricted Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Certificate, such transfer may be effected only in accordance with the provisions of this Clause (b)(i) subject to the Applicable Procedures. Upon receipt by the Property Trustee, as Securities Registrar, of (A) such Restricted Security as provided in Section 5.4(a) and written instructions satisfactory to the Property Trustee directing that a beneficial interest in the Restricted Global Certificate in a specified Liquidation Amount (or number of Preferred Securities) not greater than the amount of such Preferred Security be credited to a specified participant's account and
       (B) a Restricted Securities Certificate, if the specified account is to be credited with a beneficial interest in the Restricted Global Certificate satisfactory to the Property Trustee and duly executed by such Holder or his attorney duly authorized in writing, then the Property Trustee, as Securities Registrar, shall cancel such Restricted Security (and issue a new Restricted Security in respect of any untransferred portion thereof) as provided in Section 5.4(a) and increase the Liquidation Amount of (or number of Preferred Securities represented by) the Restricted Global Certificate by the specified Liquidation Amount (or number of securities) as provided in Section 5.11(b).

              (ii) NON-GLOBAL CERTIFICATE TO NON-GLOBAL CERTIFICATE. A Security that is not a Global Certificate may be transferred, in whole or in part, to a Person who takes delivery in the form of another Security that is not a Global Certificate as provided in Section 5.11, provided that, if the Security to be transferred in whole or in part is a Restricted Security, then the Property Trustee shall have received a Restricted Securities Certificate, satisfactory to the Property Trustee and duly executed by the transferor Holder or his attorney duly authorized in writing, in which case the transferee Holder shall take delivery in the form of a Restricted Security (subject in every case to Section 5.4(c)).

       (c) SECURITIES ACT LEGENDS. Rule 144A Securities, Certificated Preferred Securities and their respective Successor Securities shall bear the Restricted Securities Legend as set forth in Section 5.15, subject to the following:

              (i) subject to the following Clauses of this Section 5.4(c), a Preferred Security or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Certificate or any portion thereof shall bear the Restricted Securities Legend borne by such Global Certificate while represented thereby;

              (ii) subject to the following Clauses of this Section 5.4(c), a new Preferred Security which is not a Global Certificate and is issued in exchange for another Preferred Security (including, a Global Certificate) or any portion thereof, upon transfer or otherwise, shall bear the Restricted Securities Legend borne by such other Preferred Security;

              (iii) Any Preferred Securities which are sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act, together with their Successor Securities shall not bear the Restricted Securities Legend; the Depositor shall inform the Property Trustee in writing of the effective date of any such registration statement registering the Preferred Securities under the Securities Act and shall notify the Property Trustee at any time when prospectuses may not be delivered with respect to Preferred Securities to be sold pursuant to such registration statement. The Property Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned registration statement;

              (iv) at any time after the Preferred Securities may be freely transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act, a new Preferred Security which does not bear the Restricted Securities Legend may be issued in exchange for or in lieu of a Preferred Security (other than a Global Certificate) or any portion thereof which bears such a legend if the Property Trustee has received an Unrestricted Securities Certificate, satisfactory to the Property Trustee and duly executed by the Holder of such legended Preferred Security or his attorney duly authorized in writing, and after such date and receipt of such certificate, an Administrative Trustee shall execute on behalf of the Trust by manual or facsimile signature, and the Property Trustee shall authenticate and deliver such a new Preferred Security in exchange for or in lieu of such other Preferred Security as provided in this Article 5;

              (v) a new Preferred Security which does not bear the Restricted Securities Legend may be issued in exchange for or in lieu of a Preferred Security (other than a Global Certificate) or any portion thereof which bears such a legend if, in the Depositor's judgment, placing such a legend upon such new Preferred Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and an Administrative Trustee shall execute on behalf of the Trust by manual or facsimile signature, and the Property Trustee, at the written direction of the Depositor, shall authenticate and deliver such a new Preferred Security as provided in this Article 5; and

              (vi) notwithstanding the foregoing provisions of this Section 5.4(c), a Successor Security of a Preferred Securities that does not bear a particular form of the Restricted

       Securities Legend shall not bear such form of legend unless the Depositor has reasonable cause to believe that such Successor Security is a "restricted security" within the meaning of Rule 144, in which case an Administrative Trustee shall execute on behalf of the Trust by manual or facsimile signature, and the Property Trustee, at the written direction of the Depositor, shall authenticate and deliver a new Preferred Security bearing a Restricted Securities Legend in exchange for such Successor Security as provided in this Article 5.

              SECTION 5.5. MUTILATED, DESTROYED, LOST OR STOLEN TRUST SECURITIES CERTIFICATES. If (a) any mutilated Trust Securities Certificate shall be surrendered to the Securities Registrar, or if the Securities Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate and (b) there shall be delivered to the Securities Registrar and the Administrative Trustees such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a protected purchaser, the Administrative Trustees, or any one of them, on behalf of the Trust shall execute and make available for authentication and delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like denomination. In connection with the issuance of any new Trust Securities Certificate under this Section, the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicative Trust Securities Certificate issued pursuant to this Section shall constitute conclusive evidence of an undivided beneficial interest in the assets of the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

              SECTION 5.6. PERSONS DEEMED SECURITYHOLDERS. The Property Trustee and the Securities Registrar shall treat the Person in whose name any Trust Securities Certificate shall be registered in the Securities Register as the owner of such Trust Securities Certificate for the purpose of receiving Distributions and for all other purposes whatsoever, and neither the Property Trustee nor the Securities Registrar shall be bound by any notice to the contrary.

              SECTION 5.7. ACCESS TO LIST OF SECURITYHOLDERS' NAMES AND ADDRESSES. The Administrative Trustees or the Depositor shall furnish or cause to be furnished (unless the Property Trustee is acting as Securities Registrar with respect to the Trust Securities under the Declaration) a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Securityholders as of the most recent record date (a) to the Property Trustee, quarterly at least 5 Business Days before each Distribution Date, and
(b) to the Property Trustee, promptly after receipt by the Depositor of a written request therefor from the Property Trustee in order to enable the Property Trustee to discharge its obligations under this Declaration, in each case to the extent such information is in the possession or control of the Administrative Trustees or the Depositor and is not identical to a previously supplied list or has not otherwise been received by the Property Trustee in its capacity as Securities Registrar. The rights of Securityholders to communicate with other Securityholders with respect to their rights under this Declaration or under the Trust Securities, and the corresponding rights of the Trustee shall be as provided in the Trust Indenture Act, except to the extent Section 3819 of the Delaware Business Trust Act would require greater access to such information, in which case the latter shall apply. Each Holder, by receiving and holding a Trust Securities Certificate, and each Owner shall be deemed to have agreed not to hold the Depositor, the

Property Trustee or the Administrative Trustees accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

              SECTION 5.8. MAINTENANCE OF OFFICE OR AGENCY. The Securities Registrar shall maintain in the City of Chicago an office or offices or agency or agencies where Preferred Securities Certificates may be surrendered for registration of transfer, exchange or conversion and where notices and demands to or upon the Trustees in respect of the Trust Securities Certificates may be served. The Securities Registrar initially designates The First National Bank of Chicago, One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, as its principal corporate trust office for such purposes. The Securities Registrar shall give prompt written notice to the Depositor and to the Securityholders of any change in the location of the Securities Register or any such office or agency.

              SECTION 5.9. APPOINTMENT OF PAYING AGENT. In the event that the Preferred Securities are not in book-entry form only, the Trust shall maintain in the City of New York, an office or agency (the "Paying Agent") where the Preferred Securities may be presented for payment. The Paying Agent shall make Distributions to Securityholders from the Payment Account and shall report the amounts of such Distributions to the Property Trustee and the Administrative Trustees. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account for the purpose of making the Distributions referred to above. The Administrative Trustees may revoke such power and remove the Paying Agent if such Trustees determine in their sole discretion that the Paying Agent shall have failed to perform its obligations under this Declaration in any material respect. The Paying Agent shall initially be the Property Trustee, and any co-paying agent chosen by the Property Trustee and acceptable to the Administrative Trustees and the Depositor. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Property Trustee and the Depositor. In the event that the Property Trustee shall no longer be the Paying Agent or a successor Paying Agent shall resign or its authority to act be revoked, the Administrative Trustees shall appoint a successor that is acceptable to the Property Trustee and the Depositor to act as Paying Agent (which shall be a bank or trust company). Each successor Paying Agent or any additional Paying Agent shall agree with the Trustees that, as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Securityholders in trust for the benefit of the Securityholders entitled thereto until such sums shall be paid to each Securityholder. The Paying Agent shall return all unclaimed funds to the Property Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of Sections 8.1, 8.3 and 8.6 shall apply to the Property Trustee also in its role as Paying Agent, for so long as the Property Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

              SECTION 5.10. OWNERSHIP OF COMMON SECURITIES BY DEPOSITOR. On the date provided for in Section 2.5, the Depositor shall acquire beneficial and record ownership of the Common Securities. The Depositor has covenanted in the Subordinated Indenture to maintain directly or indirectly 100% ownership of the Common Securities; provided that any permitted successor of the Company under the Subordinated Indenture may succeed to the Company's ownership of the Common Securities. To the fullest extent permitted by law, any attempted transfer of the Common Securities in violation of that covenant shall be void. The Administrative Trustees shall cause each Common Securities Certificate to contain a legend stating, "THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT TO AN ENTITY WHOLLY OWNED BY
TOWER AUTOMOTIVE, INC. OR TO CERTAIN SUCCESSORS OF TOWER AUTOMOTIVE, INC."

              SECTION 5.11. GLOBAL SECURITIES; NON-GLOBAL SECURITIES; COMMON SECURITIES CERTIFICATE. (a) Each Global Certificate authenticated under this Declaration shall be registered in the name of the Clearing Agency designated by the Depositor for such Global Certificate or a nominee thereof and delivered to such Clearing Agency or a nominee thereof or custodian therefor, and each such Global Certificate shall constitute a Preferred Security for all purposes of this Declaration.

       (b) If a Global Certificate is to be exchanged for Certificated Preferred Securities or canceled in whole, it shall be surrendered by or on behalf of the Clearing Agency, its nominee or custodian to the Property Trustee, as Securities Registrar, for exchange or cancellation as provided in this
Article 5. If any Global Certificate is to be exchanged for Certificated Preferred Securities or canceled in part, or if another Preferred Security is to be exchanged in whole or in part for a beneficial interest in any Global Certificate, in each case, as provided in Section 5.4, then either (i) such Global Certificate shall be so surrendered for exchange or cancellation as provided in this Article 5 or (ii) the principal amount thereof (or number of Preferred Securities represented thereby) shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or canceled, or equal to the principal amount of (or number of securities represented by) such Certificated Preferred Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Property Trustee, as Securities Registrar, whereupon the Property Trustee, in accordance with the Applicable Procedures, shall instruct the Clearing Agency or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Certificate, an Administrative Trustee shall execute on behalf of the Trust by manual or facsimile signature, and the Property Trustee shall, subject to
Section 5.4 and as otherwise provided in this Article 5, authenticate and deliver any Preferred Securities issuable in exchange for such Global Certificate (or any portion thereof) to or upon the written order of, and registered in such names as may be directed by, the Clearing Agency or its authorized representative. Upon the request of the Property Trustee in connection with the occurrence of any of the events specified in the preceding paragraph, the Depositor shall promptly make available to the Property Trustee a reasonable supply of Preferred Securities that are not in the form of Global Certificates. The Property Trustee shall be entitled to conclusively rely upon any order, direction or request of the Clearing Agency or its authorized representative which is given or made pursuant to this Article 5 if such order, direction or request is given or made in accordance with the Applicable Procedures.

       (c) Every Preferred Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Certificate or any portion thereof, whether pursuant to this Article 5 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Certificate, unless such Preferred Security is registered in the name of a Person other than the Clearing Agency for such Global Certificate or a nominee thereof.

       (d) The Clearing Agency or its nominee, as registered owner of a Global Certificate, shall be the holder of such Global Certificate for all purposes under this Declaration and the Preferred Securities, and owners of beneficial interests in a Global Certificate shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such Owner's beneficial interest in a Global Certificate will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Clearing Agency or its nominee or its participants and such owners of beneficial interests in a Global Certificate will not be considered the owners or holders of such Global Certificate for any purpose of this Declaration or the Preferred Securities.

       (e) A single Common Securities Certificate representing the Common Securities shall initially be issued to the Depositor in the form of a definitive Common Securities Certificate.

              SECTION 5.12. NOTICES TO CLEARING AGENCY. To the extent that a notice or other communication to the Holders is required under this Declaration, unless and until Definitive Preferred Securities Certificates shall have been issued to Holders pursuant to Section 5.13, the Trustees shall give all such notices and communications specified herein to be given to Holders to the Clearing Agency, and shall have no obligations to provide notices directly to the Holders.

              SECTION 5.13. DEFINITIVE PREFERRED SECURITIES CERTIFICATES. Notwithstanding any other provision in this Declaration, no Global Certificate may be exchanged in whole or in part for Preferred Securities registered, and no transfer of a Global Certificate in whole or in part may be registered, in the name of any Person other than the Clearing Agency for such Global Certificate or a nominee thereof unless (i) such Clearing Agency (A) has notified the Trust and the Depositor that it is unwilling or unable to continue as Clearing Agency for such Global Certificate or (B) has ceased to be a clearing agency registered as such under the Securities Exchange Act of 1934, as amended, and in either case the Trust and the Depositor thereupon fail to appoint a successor Clearing Agency, (ii) the Trust, at its option, notifies the Property Trustee in writing that it elects to cause the issuance of the Preferred Securities in certificated form or (iii) there shall have occurred and be continuing an Event of Default or any event which after notice or lapse of time or both would be an Event of Default. In all cases, Certificated Preferred Securities delivered in exchange for any Global Certificate or beneficial interests therein will be registered in the names, and issued in any approved denominations, requested by or on behalf of the Clearing Agency (in accordance with its customary procedures).

              SECTION 5.14. RIGHTS OF SECURITYHOLDERS. The legal title to the Trust Property is vested exclusively in the Property Trustee (in its capacity as such) in accordance with Section 2.9, and the Securityholders shall not have any right or title therein other than the undivided beneficial interest in the assets of the Trust conferred by their Trust Securities and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Declaration. The Trust Securities shall have no preemptive or similar rights and, when issued and delivered to Securityholders against payment of the purchase price therefor, will be fully paid and nonassessable undivided beneficial interests in the assets of the Trust. The Holders of the Trust Securities, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

              SECTION 5.15. RESTRICTIVE LEGEND. The Restricted Global Certificate and the Certificated Preferred Securities shall bear the following legend (the "Restricted Securities Legend") unless the Depositor determines otherwise in accordance with applicable law:

              THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY OR THE COMMON STOCK, IF ANY, ISSUABLE UPON CONVERSION OR EXCHANGE OF SUCH SECURITY EXCEPT (A) TO TOWER AUTOMOTIVE, INC. OR A SUBSIDIARY THEREOF, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, OR (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE FOR THE PREFERRED SECURITIES OR THE DEBENTURES, AS THE CASE MAY BE (OR, IF THIS CERTIFICATE EVIDENCES COMMON STOCK, SUCH HOLDER MUST FURNISH TO THE TRANSFER AGENT), TOGETHER WITH SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS TOWER AUTOMOTIVE, INC., THE TRUSTEE OR THE TRANSFER AGENT, AS APPLICABLE, MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT.


                                      ARTICLE 6
                       ACT OF SECURITYHOLDERS; MEETINGS; VOTING

              SECTION 6.1. LIMITATIONS ON VOTING RIGHTS. (a) Except as provided in this Section, in Section 8.2 and 10.2 and in the Subordinated Indenture and as otherwise required by law, no Holder of Preferred Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Trust or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Trust Securities Certificates, be construed so as to constitute the Securityholders from time to time as partners or members of an association.

       (b) Subject to the requirement of the Property Trustee obtaining an Opinion of Counsel in certain circumstances set forth in Section 6.1(d) below, the Holders of a Majority in Liquidation Amount of the Preferred Securities have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as Holder of the Debentures, to (i) exercise the remedies available to it under the Subordinated Indenture as a Holder of the Debentures or (ii) consent to any amendment, modification, or termination of the Subordinated Indenture or the Debentures where such consent shall be required; provided, however, that where a consent or action under the Subordinated Indenture would require the consent or act of the Holders of more than a majority of the outstanding principal amount of the Debentures affected thereby, only the Holders of the percentage of the aggregate stated Liquidation Amount of the Preferred Securities which is at least equal to such required percentage of the principal amount of Debentures may direct the Property Trustee to give such consent or take such action; PROVIDED FURTHER, HOWEVER, that (subject to the provisions of Section 8.1) the Property Trustee shall have the right to decline to follow any such direction if the Property Trustee, being advised by counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Property Trustee, in good faith, by its board of directors or trustees, executive committee, or a trust committee of directors or trustees, and/or Responsible Officers, shall determine that the action or proceeding so directed would involve the Property Trustee in personal liability.

       (c) If the Property Trustee fails to enforce its rights under the Subordinated Indenture after a Holder of Preferred Securities has made a written request, such Holder of Preferred Securities may institute a legal proceeding directly against the Company, to enforce the Property Trustee's rights under the Subordinated Indenture without first instituting any legal proceeding against the Property Trustee or any other person or entity. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Company to make any required payment when due on the Debentures, then a Holder of Preferred Securities may directly institute a proceeding against the Company for enforcement such payment.

       (d) The Property Trustee shall notify all Holders of the Preferred Securities of any notice of any Event of Default received from the Company with respect to the Debentures. Except with respect to directing the time, method, and place of conducting a proceeding for a remedy, the Property Trustee shall be under no obligation to take any of the actions described in Section 6.1(b)(i) and (ii) above unless the Property Trustee has obtained an Opinion of Counsel (which counsel shall be independent tax counsel) to the effect that as a result of such action, the Trust will not be taxable as a corporation for United States federal income tax purposes and that after such action each Holder will continue to be treated as owning an undivided beneficial ownership interest in the Debentures.

       (e) In the event the consent of the Property Trustee, as the Holder of the Debentures, is required under the Subordinated Indenture with respect to any amendment, modification or termination of the Subordinated Indenture, the Property Trustee shall request the direction of the Holders of the Trust Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in Liquidation Amount of the Trust Securities voting together as a single class; PROVIDED, HOWEVER, that where a consent under the Subordinated Indenture would require the consent of the Holders of more than a majority of the aggregate principal amount of the Debentures, the Property Trustee may only give such consent at the direction of the Holders of at least the same proportion in aggregate stated Liquidation Amount of the Trust Securities.
The Property Trustee shall not take any such action in accordance with the directions of the Holders of the Trust Securities unless the Property Trustee has obtained an Opinion of Counsel to the effect that, as a result of such action, the Trust will not be classified as other than a grantor trust for United States federal income tax purposes.

       (f) Any required approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all the Holders of Trust Securities or pursuant to written consent. In accordance with Section 6.3, the Administrative Trustees will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of Preferred Securities. Each such notice will include a statement setting forth the following information: (i) the date of such meeting or the date by which such action is to be taken; (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought; and (iii) instructions for the delivery of proxies or consents.

       (g) No vote or consent of the Holders of Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities or distribute Debentures in accordance with the Declaration.

       (h) Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are beneficially owned at such time by the Company or any entity directly or indirectly controlled by, or under direct or indirect common control with, the Company, shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if such Preferred Securities were not outstanding, except for Preferred Securities purchased or acquired by the Company or its Affiliates in connection with transactions effected by or for the account of customers of the Company or any of its subsidiaries or in connection with the distribution or trading of such Preferred Securities; PROVIDED, HOWEVER, that persons (other than Affiliates of the Company) to whom the Company or any of its subsidiaries have pledged Preferred Securities may vote or consent with respect to such pledged Preferred Securities pursuant to the terms of such pledge.

       (i) Holders of the Preferred Securities will have no rights to appoint or remove the Administrative Trustees, who may be appointed, removed or replaced solely by the Company, as the Holder of all the Common Securities.

              SECTION 6.2.    VOTING RIGHTS OF COMMON SECURITIES.

       (a) Except as provided under this Section 6.2 or as otherwise required by the Delaware Business Trust Act, the Trust Indenture Act or other applicable law or provided by the Declaration, the Holders of the Common Securities will have no voting rights.

       (b) The Holders of the Common Securities are entitled, in accordance with Article 8 of this Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

       (c) Subject to Section 8.2 of the Declaration and only after all Events of Default with respect to the Preferred Securities have been cured, waived, or otherwise eliminated and subject to the requirement of the Property Trustee obtaining an Opinion of Counsel in certain circumstances set forth in this paragraph (c), the Holders of a Majority in Liquidation Amount of the Common Securities have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as Holder of the Debentures, to exercise the remedies available to it under the Subordinated Indenture as a Holder of the Debentures; PROVIDED, HOWEVER, that (subject to the provisions of Section 8.1) the Property Trustee shall have the right to decline to follow any such direction if the Property Trustee, being advised by counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Property Trustee, in good faith, by its board of directors or trustees, executive committee, or a trust committee of directors or trustees, and/or Responsible Officers, shall determine that the action or proceeding so directed would involve the Property Trustee in personal liability. Except with respect to directing the time, method and place of conducting a proceeding for a remedy, the Property Trustee shall be under no obligation to take any of the actions described above in this Section 6.2(c) unless the Property Trustee has obtained an Opinion of Counsel (which counsel shall be independent tax counsel) to the effect that, as a result of such action, for United States federal income tax purposes the Trust will not be taxable as a corporation for United States federal income tax purposes and each Holder will be treated as owning an undivided beneficial ownership interest in the Debentures and Guarantees.

       (d) If the Property Trustee fails to enforce its rights under the Debentures after a Holder of Common Securities has made a written request, such Holder of Common Securities may institute a legal proceeding directly against the Company to enforce the Property Trustee's rights under the Debentures without first instituting any legal proceeding against the Property Trustee or any other person or entity.


       (e) Any required approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all the Holders of Trust Securities or pursuant to written consent. In accordance with Section 6.3, the Administrative Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth the following information: (i) the date of such meeting or the date by which such action is to be taken; (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought; and (iii) instructions for the delivery of proxies or consents.

       (f) No vote or consent of the Holders of the Common Securities shall be required for the Trust to redeem and cancel Common Securities or to distribute Debentures in accordance with the Declaration and the terms of the Trust Securities.

              SECTION 6.3. MEETINGS OF THE HOLDERS OF TRUST SECURITIES; ACTION BY WRITTEN CONSENT.

       (a) Meetings of the Holders of any class of Trust Securities may be called at any time by the Administrative Trustees (or as otherwise provided in this Declaration) to consider and act on any matter on which Holders of such class of Trust Securities are entitled to act under the terms of this Declaration, the Guarantees, the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading, the Business Trust Act or other applicable law. The Administrative Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in Liquidation Amount of such class of Trust Securities. Such direction shall be given by delivering to the Administrative Trustees one or more notices in a writing stating that the signing Holders of Trust Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Trust Securities calling a meeting shall specify in writing the Certificates held by the Holders of Trust Securities exercising the right to call a meeting and only those Trust Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

       (b) Except to the extent otherwise provided in the terms of the Trust Securities, the following provisions shall apply to meetings of Holders of Trust
Securities:

              (i) notice of any such meeting shall be given to all the Holders of Trust Securities having a right to vote thereat at least seven days and not more than 60 days before the date of such meeting. Any action that may be taken at a meeting of the Holders of Trust Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Trust Securities owning not less than the minimum amount in Liquidation Amount of Trust Securities that would be necessary to authorize or take such action at a meeting at which all Holders of Trust Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Trust Securities entitled to vote who have not consented in writing. The Administrative Trustees may specify that any written ballot submitted to the Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Administrative Trustees;

              (ii) each Holder of a Trust Security may authorize any Person to act for it by proxy on all matters in which a Holder of Trust Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Trust Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the DGCL relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Trust Securities were shareholders of a Delaware corporation;

              (iii) each meeting of the Holders of the Trust Securities shall be conducted by the Administrative Trustees or by such other Person that the Administrative Trustees may designate; and

              (iv) unless the Delaware Business Trust Act, this Declaration, the Trust Indenture Act, the Guarantees or the listing rules of any stock exchange on which the Preferred Securities are then listed for trading otherwise provides, the Administrative Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Trust Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Trust Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

              SECTION 6.4. ACTS OF SECURITYHOLDERS. Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Declaration to be given, made or taken by Securityholders or Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders or Holders in person or by an agent duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to an Administrative Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders or Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Declaration and (subject to Section 8.1) conclusive in favor of the Trustees, if made in the manner provided in this Section.

              The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which any Trustee receiving the same deems sufficient.

              The ownership of Preferred Securities shall be proved by the Securities Register.

              Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Securityholder of any Trust Security shall bind every future Securityholder of the same Trust Security and the Securityholder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustees or the Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

              Without limiting the foregoing, a Securityholder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such Liquidation Amount.

              If any dispute shall arise between the Securityholders and the Administrative Trustees or among such Securityholders or Trustees with respect to the authenticity, validity or binding nature of any request, demand, authorization, direction, consent, waiver or other Act of such Securityholder or Trustee under this Article 6, then the determination of such matter by the Property Trustee shall be conclusive with respect to such matter.

              Upon the occurrence and continuation of an Event of Default, the Holders of Preferred Securities shall rely on the enforcement by the Property Trustee of its rights as holder of the Debentures against the Depositor. If the Property Trustee fails to enforce its rights as holder of the Debentures after a request therefor by a Holder of Preferred Securities, such holder may, to the extent permitted by applicable law, proceed to enforce such rights directly against the Depositor. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Depositor to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the Redemption Date), then a Holder of Preferred Securities shall have the right to institute a proceeding directly against the Depositor, for enforcement of payment to such holder of the principal amount of or interest on Debentures having a principal amount equal to the aggregate Liquidation Amount of the Preferred Securities of such holder after the respective due date specified in the Debentures (a "Direct Action"). In connection with any such Direct Action, the rights of the Depositor will be subrogated to the rights of any Holder of the Preferred Securities to the extent of any payment made by the Depositor to such Holder of Preferred Securities as a result of such Direct Action.

              SECTION 6.5. INSPECTION OF RECORDS. Upon reasonable notice to the Administrative Trustees and the Property Trustee, the records of the Trust shall be open to inspection by Securityholders during normal business hours for any purpose reasonably related to such Securityholder's interest as a Securityholder.


                                      ARTICLE 7
                            REPRESENTATIONS AND WARRANTIES

              SECTION 7.1. REPRESENTATIONS AND WARRANTIES OF THE PROPERTY TRUSTEE AND THE DELAWARE TRUSTEE. The Property Trustee and the Delaware Trustee, each severally on behalf of and as to itself, hereby represents and warrants for the benefit of the Depositor and the Securityholders that (each such representation and warranty made by the Property Trustee and the Delaware Trustee being made only with respect to itself):

       (a) the Property Trustee is a national banking association duly organized, validly existing and in good standing under the laws of the United States;

       (b) the Delaware Trustee is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

       (c) each of the Property Trustee and the Delaware Trustee has full corporate and trust power, authority and legal right to execute, deliver and perform its obligations under this Declaration and has taken all necessary action to authorize the execution, delivery and performance by it of this Declaration;

       (d) this Declaration has been duly authorized, executed and delivered by each of the Property Trustee and the Delaware Trustee and constitutes the valid and legally binding agreement of the Property Trustee and the Delaware Trustee enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

       (e) the execution, delivery and performance by each of the Property Trustee and the Delaware Trustee of this Declaration have been duly authorized by all necessary corporate or other action on the part of the Property Trustee and the Delaware Trustee and do not require any approval of stockholders of the Property Trustee or the Delaware Trustee and such execution, delivery and performance will not (i) violate either of the Property Trustee's or the Delaware Trustee's charter or by-laws or (ii) violate any law, governmental rule or regulation of the United States or the State of Delaware, as the case may be, governing the banking, corporate, or trust powers of the Property Trustee or the Delaware Trustee (as appropriate in context) or any order, judgment or decree applicable to the Property Trustee or the Delaware Trustee.

              SECTION 7.2. REPRESENTATIONS AND WARRANTIES OF DEPOSITOR. The Depositor hereby represents and warrants for the benefit of the Securityholders that:

       (a) the Trust Securities Certificates issued on the Closing Date on behalf of the Trust have been duly authorized and will have been duly and validly executed, issued and delivered by the Trustees pursuant to the terms and provisions of, and in accordance with the requirements of, this Declaration and the Securityholders will be, as of such date, entitled to the benefits of this Declaration; and

       (b) there are no taxes, fees or other governmental charges payable by the Trust (or the Trustees on behalf of the Trust) under the laws of the States of Delaware or Illinois or any political subdivision thereof in connection with the execution, delivery and performance by the Property Trustee or the Delaware Trustee, as the case may be, of this Declaration.


                                      ARTICLE 8
                                     THE TRUSTEES

              SECTION 8.1. CERTAIN DUTIES AND RESPONSIBILITIES. (a) The duties and responsibilities of the Trustees shall be as provided by this Declaration and, in the case of the Property Trustee, by the Trust Indenture Act. The Property Trustee, before the occurrence of any Event of Default and after the curing or waiving of all Events of Default that may have occurred, shall undertake to perform only such duties and obligations as are specifically set forth in this

Declaration and the Trust Indenture Act and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 8.2) of which a Responsible Officer of the Property Trustee has actual knowledge, the Property Trustee shall exercise such rights and powers vested in it by this Declaration and the Trust Indenture Act, and use the same degree of care and skill in its exercise, as a prudent individual would exercise or use under the circumstances in the conduct of his or her own affairs. Notwithstanding the foregoing, no provision of this Declaration shall require the Trustees to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers, if they shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Declaration relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this Section. Nothing in this Declaration shall be construed to release the Administrative Trustees or Delaware Trustee from liability for their own grossly negligent action, their own grossly negligent failure to act, or their own willful misconduct. To the extent that, at law or in equity, an Administrative Trustee or Delaware Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to the Securityholders, such Administrative Trustee or Delaware Trustee shall not be liable to the Trust or to any Securityholder for such Administrative Trustee's good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of the Administrative Trustees or Delaware Trustee otherwise existing at law or in equity, are agreed by the Depositor and the Securityholders to replace such other duties and liabilities of the Administrative Trustees or Delaware Trustee.

       (b) All payments made by the Property Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Property Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Securityholder, by its acceptance of a Trust Security, agrees that it will look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Trustees are not personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This
Section 8.1(b) does not limit the liability of the Trustees expressly set forth elsewhere in this Declaration or, in the case of the Property Trustee, in the Trust Indenture Act.

       (c) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

              (i) the Property Trustee shall not be liable for any error of judgment made in good faith by an authorized officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

              (ii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in aggregate Liquidation Amount of the Trust Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property

       Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

              (iii) the Property Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Debentures and the Payment Account shall be to deal with such property as fiduciary assets, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

              (iv) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Depositor and money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Payment Account maintained by the Property Trustee pursuant to Section 3.1 and except to the extent otherwise required by law;

              (v) the Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Depositor with their respective duties under this Declaration, nor shall the Property Trustee be liable for the default or misconduct of the Administrative Trustees or the Depositor; and

              (vi) the Property Trustee shall have no duty or liability with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments thereon or in connection therewith.

              SECTION 8.2. NOTICE OF DEFAULTS. (a) Within ninety (90) days after the occurrence of any Event of Default actually known to a Responsible Officer of the Property Trustee, the Property Trustee shall transmit, in the manner and to the extent provided in Section 10.8, notice of such Event of Default to the Holders of Preferred Securities, the Administrative Trustees and the Depositor, unless such Event of Default shall have been cured or waived; provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures, the Property Trustee shall be fully protected in withholding such notice if and so long as the Board of Directors, the executive committee, or a trust committee of directors and/or responsible officers of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Preferred Securities.

       (b) Within ten days after the receipt of notice of the Depositor's exercise of its right to extend the interest payment period for the Debentures pursuant to the Subordinated Indenture, the Property Trustee shall transmit, in the manner and to the extent provided in Section 10.8, notice of such exercise to the Securityholders, unless such exercise shall have been revoked.

       (c) The Holders of a majority in Liquidation Amount of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences; provided that, if the underlying Debenture Event of Default:

              (i) is not waivable under the Subordinated Indenture, the Event of Default under this Declaration shall also not be waivable; or

              (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Debentures, including the consent or vote of all such holders, (a "Super Majority") to be waived under the Subordinated Indenture, the Event of Default under this Declaration may only be waived by the vote of the Holders of the same proportion in Liquidation Amount of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

              The provisions of Section 6.1(b) and this Section 8.2(c) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Preferred Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

       (d) The Holders of a majority in Liquidation Amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences; provided that, if the underlying Debenture Event of Default:

              (i) is not waivable under the Subordinated Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 8.2(d), the Event of Default under this Declaration shall also not be waivable; or

              (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under this Declaration as provided below in this Section 8.2(d), the Event of Default under this Declaration may only be waived by the vote of the Holders of the same proportion in Liquidation Amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

provided further, that each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The provisions of Section 6.1(b) and this Section 8.2(d) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such
Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Preferred Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 8.2(d), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

       (e) A waiver of an Event of Default under the Subordinated Indenture by the Property Trustee at the direction of the Holders of the Preferred Securities, constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 8.2(e) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Preferred Securities, as permitted by the Trust Indenture Act.

              SECTION 8.3. CERTAIN RIGHTS OF PROPERTY TRUSTEE. Subject to the provisions of Section 8.1:

       (a) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee such as of a certificate presented for transfer, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

       (b) if no Event of Default has occurred and is continuing and, (i) in performing its duties under this Declaration the Property Trustee is required to decide between alternative courses of action or (ii) in construing any of the provisions in this Declaration the Property Trustee finds the same ambiguous or inconsistent with any other provisions contained herein or (iii) the Property Trustee is unsure of the application of any provision of this Declaration, then, except as to any matter as to which the Holders of Preferred Securities are entitled to vote under the terms of this Declaration, the Property Trustee shall deliver a notice to the Depositor requesting written instructions of the Depositor as to the course of action to be taken and the Property Trustee shall take such action, or refrain from taking such action, as the Property Trustee shall be instructed in writing to take, or to refrain from taking, by the Depositor; PROVIDED, HOWEVER, that if the Property Trustee does not receive such instructions of the Depositor within ten Business Days after it has delivered such notice, or such reasonably shorter period of time set forth in such notice (which to the extent practicable shall not be less than two Business Days), it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Declaration as it shall deem advisable and in the best interests of the Securityholders, in which event the Property Trustee shall have no liability except for its own bad faith, negligence or willful misconduct;

       (c) any direction or act of the Depositor or the Administrative Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

       (d) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be established before undertaking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate and an

Opinion of Counsel which, upon receipt of such request, shall be promptly delivered by the Depositor or the Administrative Trustees;

       (e) the Property Trustee shall have no duty to accomplish any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or reregistration thereof;

       (f) the Property Trustee may consult with counsel at the Depositor's expense (which counsel may be counsel to the Depositor or any of its Affiliates, and may include any of its employees) and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice; and the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

       (g) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any of the Securityholders pursuant to this Declaration, unless such Securityholders shall have offered to the Property Trustee reasonable security or indemnity satisfactory to it against the costs, expenses (including attorneys' fees and expenses and the expenses of the Property Trustee's agents, custodians or nominees) and liabilities which might be incurred by it in compliance with such request or direction;

       (h) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolutions, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, but the Property Trustee may make such further inquiry or investigation into such facts or custodian or nominee matters as it may see fit;

       (i) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents, custodians or nominees, attorneys or an Affiliate; provided that the Property Trustee shall not be responsible for the negligence or recklessness on the part of any agent, attorney, custodian or nominee appointed by it with due care hereunder;

       (j) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders of the Trust Securities, which instructions may only be given by the Holders of the same proportion in Liquidation Amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of the Trust Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be fully protected in conclusively relying on or acting in accordance with such instructions;

       (k) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration;

       (l) the Property Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Declaration; and

       (m) in the event that the Property Trustee is also acting as a Paying Agent, Conversion Agent, and/or Securities Registrar hereunder, the rights and protections afforded to the Property Trustee pursuant to this Article 8 shall also be afforded to such Paying Agent, Conversion Agent, and/or Securities Registrar.

              No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

              SECTION 8.4. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES. The recitals contained herein and in the Trust Securities Certificates shall not be taken as the statements of the Trustees, and the Trustees do not assume any responsibility for their correctness. The Trustees shall not be accountable for the use or application by the Depositor of the proceeds of the Debentures.

              SECTION 8.5. MAY HOLD SECURITIES. Except as provided in the definition of the term "Outstanding" in Article 1, any Trustee or any other agent of any Trustee or the Trust, in its individual or any other capacity, may become the owner or pledgee of Trust Securities and, subject to Section 8.8 and 8.12, may otherwise deal with the Trust with the same rights it would have if it were not a Trustee or such other agent.

              SECTION 8.6.    COMPENSATION; INDEMNITY; FEES.

              The Depositor agrees:

       (a) to pay the Trustees from time to time reasonable compensation for all services rendered by them hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

       (b) except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Declaration (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its gross negligence or bad faith (except ordinary negligence in the case of the Property Trustee);

       (c) to the fullest extent permitted by applicable law, to indemnify and hold harmless (i) each Trustee, (ii) any Affiliate of any Trustee, (iii) any officer, director, shareholder, employee, representative or agent of any Trustee, and (iv) any employee or agent of the Trust or its Affiliates (referred to herein as an "Indemnified Person") from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, operation, dissolution or termination of the Trust or in connection with the administration of the Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of gross negligence or willful misconduct with respect to such acts or omissions (except ordinary negligence in the case of the Property Trustee);

       (d) the provisions of this Section 8.6 shall survive any Trustee's resignation or removal or termination of this Declaration;

       (e) no Trustee may claim any lien or charge on any Trust Property as a result of any amount due pursuant to this Section 8.6; and

       (f) the provisions of this Section 8.6 shall survive termination of this Declaration or the resignation of removal of any Trustee.

              SECTION 8.7. PROPERTY TRUSTEE REQUIRED; ELIGIBILITY OF TRUSTEES. (a) There shall at all times be a Property Trustee hereunder with respect to the Trust Securities. The Property Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article. The initial Property Trustee shall be The First National Bank of Chicago

       (b) There shall at all times be one or more Administrative Trustees hereunder with respect to the Trust Securities. Each Administrative Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind that entity. The initial Administrative Trustees shall be Dugald K. Campbell, Anthony A. Barone and James R. Lozelle.

       (c) There shall at all times be a Delaware Trustee with respect to the Trust Securities. The Delaware Trustee shall either be (i) a natural person who is at least 21 years of age and a resident of the State of Delaware or (ii) a legal entity with its principal place of business in the State of Delaware and that otherwise meets the requirements of applicable Delaware law that shall act through one or more persons authorized to bind such entity. The initial Delaware Trustee shall be First Chicago Delaware Inc.

              SECTION 8.8. CONFLICTING INTERESTS. If the Property Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Property Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Declaration.

              SECTION 8.9. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.(a) Subject to Sections 8.9(b) and 8.9(c), Trustees (the "Relevant Trustee") may be appointed or removed without cause at any time:

              (i) until the issuance of any Trust Securities, by written instrument executed by the Depositor; and

              (ii) after the issuance of any Securities, by vote of the Holders of a majority in Liquidation Amount of the Common Securities voting as a class; PROVIDED, HOWEVER, that if a Event of Default shall have occurred and be continuing, the Property Trustee may be removed and a successor thereto appointed only by the Holders of a Majority in Liquidation Amount of the Preferred Securities.

       (b) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 8.9(a) until a successor possessing the qualifications to act as a Property Trustee under Section 8.7 (a "Successor Property Trustee") has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Depositor and the removed Property Trustee.

       (c) The Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 8.9(a) until a successor possessing the qualifications to act as Delaware Trustee under Section 8.7 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Depositor and the removed Delaware Trustee.

       (d) A Trustee appointed to office shall hold office until his, her or its successor shall have been appointed or until his, her or its death, removal, resignation, dissolution or liquidation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Depositor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; PROVIDED, HOWEVER, that:

              (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

                     (a) until a Successor Property Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Depositor and the resigning Property Trustee; or

                     (b) until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the Holders of the Securities;

              (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Depositor and the resigning Delaware Trustee; and

              (iii) no appointment of a successor Property Trustee or Delaware Trustee shall be effective until all fees, charges, and expenses of the retiring Property Trustee or retiring Delaware Trustee, as the case may be, have been paid.

       (e) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with Section 8.9(d).

       (f) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section
8.9 within 60 days after delivery pursuant to this Section 8.9 of an instrument of resignation or removal, the Property Trustee or Delaware Trustee resigning or being removed, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

       (g) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

       (h) The Property Trustee shall give notice of each resignation and each removal of a Trustee and each appointment of a successor Trustee to all Securityholders in the manner provided in Section 10.8 and shall give notice to the Depositor. Each notice shall include the name of the successor Relevant Trustee and the address of its Corporate Trust Office if it is the Property Trustee.

       (i) Notwithstanding the foregoing or any other provision of this Declaration, in the event any Administrative Trustee or a Delaware Trustee who is a natural person dies or becomes, in the opinion of the Depositor, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by (a) the unanimous act of the remaining Administrative Trustees if there are at least two of them or (b) otherwise by the Depositor (with the successor in each case being a Person who satisfies the eligibility requirement for Administrative Trustees or the Delaware Trustee, as the case may be, set forth in Section 8.7).

              SECTION 8.10. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR. In case of the appointment hereunder of a successor Relevant Trustee, the retiring Relevant Trustee and each successor Relevant Trustee shall execute and deliver an amendment hereto wherein each successor Relevant Trustee shall accept such appointment and which (a) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee and (b) shall add to or change any of the provisions of this Declaration as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Relevant Trustee, it being understood that nothing herein or in such amendment shall constitute such Relevant Trustees co-trustees and upon the execution and delivery of such amendment the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee; but, on request of the Trust or any successor Relevant Trustee, such retiring Relevant Trustee shall duly assign, transfer and deliver to such successor Relevant Trustee all Trust Property, all proceeds thereof and money held by such retiring Relevant
Trustee hereunder.

              Upon request of any such successor Relevant Trustee, the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Relevant Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

              No successor Relevant Trustee shall accept its appointment unless at the time of such acceptance such successor Relevant Trustee shall be qualified and eligible under this Article.

              SECTION 8.11. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS. Any Person into which the Property Trustee, the Delaware Trustee or any Administrative Trustee that is not a natural person may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Relevant Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of such Relevant Trustee, shall be the successor of such Relevant Trustee hereunder; provided that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

              SECTION 8.12. PREFERENTIAL COLLECTION OF CLAIMS AGAINST DEPOSITOR OR TRUST. If and when the Property Trustee shall be or become a creditor of the Depositor or the Trust (or any other obligor upon the Debentures or the Trust Securities), the Property Trustee shall be subject to and shall take all actions necessary in order to comply with the provisions of the Trust Indenture Act regarding the collection of claims against the Depositor or Trust (or any such other obligor).

              SECTION 8.13. REPORTS BY PROPERTY TRUSTEE.(a) To the extent required by the Trust Indenture Act, within 60 days after May 15 of each year commencing with May 15, 1999 the Property Trustee shall transmit to all Securityholders in accordance with Section 10.8 and to the Depositor, a brief report dated as of such May 15 with respect to:

              (i) its eligibility under Section 8.7 or, in lieu thereof, if to the best of its knowledge it has continued to be eligible under said Section, a written statement to such effect;

              (ii) a statement that the Property Trustee has complied with all of its obligations under this Declaration during the twelve-month period (or, in the case of the initial report, the period since the Closing
       Date) ending with such May 15 or, if the Property Trustee has not complied in any material respects with such obligations, a description of such noncompliance;

              (iii) any change in the property and funds in its possession as Property Trustee since the date of its last report and any action taken by the Property Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Trust Securities; and

              (iv) such other information as is required by Section 313(a) of the Trust Indenture Act.

       (b) In addition, the Property Trustee shall transmit to Securityholders such reports concerning the Property Trustee and its actions under this Declaration as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

       (c) A copy of such report shall, at the time of such transmissions to Holders, be filed by the Property Trustee with each national securities exchange or self-regulatory organization upon which the Trust Securities are listed, with the Commission and with the Depositor.

              SECTION 8.14. REPORTS TO THE PROPERTY TRUSTEE. The Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as are required by
Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314(a) of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

              SECTION 8.15. EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT. Each of the Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the Trust Indenture Act shall be given in the form of an Officers' Certificate.

              SECTION 8.16. NUMBER OF TRUSTEES. (a) The number of Trustees initially shall be five (5), and:

              (i) at any time before the issuance of any Trust Securities, the Depositor may, by written instrument, increase or decrease the number of Trustees; and

              (ii) after the issuance of any Trust Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; PROVIDED, HOWEVER, that the number of Trustees shall in no event be less than three (3); provided, further, that (1) if required by the Business Trust Act, one Trustee is the Delaware Trustee; (2) there shall be at least one Trustee who is an employee or officer of, or is affiliated with, the Company (each, an "Administrative Trustee"); and (3) one Trustee shall be the Property Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Property Trustee may also serve as Delaware Trustee if it meets the applicable requirements.

       (b) If a Trustee ceases to hold office for any reason and the number of Administrative Trustees is not reduced pursuant to Section 8.16(a), or if the number of Trustees is increased pursuant to Section 8.16(a), a vacancy shall occur.

       (c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Trust. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 8.9, the Administrative Trustees in office, regardless of their number (and notwithstanding any other provision of this Agreement), shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Declaration.

              SECTION 8.17. DELEGATION OF POWER. (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.7(a), including any registration statement or amendment thereof filed with the Commission, or making any other governmental filing.

       (b) The Administrative Trustees shall have power to delegate from time to time to such of their number or to the Depositor the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.


                                ARTICLE 9
                   DISSOLUTION, LIQUIDATION AND MERGER

              SECTION 9.1. DISSOLUTION UPON EXPIRATION DATE. Unless earlier dissolved, the Trust shall automatically dissolve on June 30, 2033 (the "Expiration Date").

              SECTION 9.2. EARLY DISSOLUTION. The first to occur of any of the following events is an "Early Dissolution Event":

       (a) the occurrence of a Bankruptcy Event in respect of, or the dissolution or liquidation of, the Depositor;

       (b) the occurrence of a Special Event except in the case of a Tax Event following which the Depositor has elected (i) to pay any Additional Sums (in accordance with Section 4.4) such that the net amount received by Holders of Preferred Securities in respect of Distributions are not reduced as a result of such Tax Event and the Depositor has not revoked any such election or failed to make such payments or (ii) to redeem all or some of the Debentures pursuant to
Section 4.4(a);

       (c)    the redemption, conversion or exchange of all of the Trust
Securities;

       (d) an order for dissolution of the Trust shall have been entered by a court of competent jurisdiction; and

       (e) receipt by the Property Trustee of written notice from the Depositor at any time (which direction is optional and wholly within the discretion of the Depositor) of its intention to dissolve the Trust and distribute the Debentures in exchange for the Preferred Securities.

              SECTION 9.3. DISSOLUTION. The respective obligations and responsibilities of the Trustees and the Trust created and continued hereby shall terminate upon the latest to occur of the following: (a) the distribution by the Property Trustee to Securityholders upon the liquidation of the Trust pursuant to Section 9.4, or upon the redemption of all of the Trust Securities pursuant to Section 4.2, of all amounts required to be distributed hereunder upon the final payment of the Trust Securities; (b) the payment of all expenses owed by the Trust; (c) the discharge of all administrative duties of the Administrative Trustees, including the performance of any tax reporting obligations with respect to the Trust or the Securityholders; and (d) the filing of a certificate of cancellation by the Trustees in accordance with Section 3810 of the Delaware Business Trust Act.

              SECTION 9.4. LIQUIDATION. (a) If an Early Dissolution Event specified in clause (a), (b), (d) or (e) of Section 9.2 occurs or upon the Expiration Date, the Trust shall be liquidated by the Trustees as expeditiously as the Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to each Securityholder an aggregate principal amount of Debentures equal to the aggregate Liquidation Amount of Trust Securities held by such Holder, subject to
Section 9.4(d). Notice of liquidation shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not later than 30 nor more than 60 days prior to the Liquidation Date to each Holder of Trust Securities at such Holder's address as it appears in the Securities Register. All notices of liquidation shall:

              (i)    state the Liquidation Date;

              (ii) state that, from and after the Liquidation Date, the Trust Securities will no longer be deemed to be Outstanding and any Trust Securities Certificates not surrendered for exchange will be deemed to represent an aggregate principal amount of Debentures equal to the aggregate Liquidation Amount of Preferred Securities held by such Holder; and

              (iii) provide such information with respect to the mechanics by which Holders may exchange Trust Securities Certificates for Debentures, or, if Section 9.4(d) applies, receive a Liquidation Distribution, as the Administrative Trustees or the Property Trustee shall deem appropriate.

       (b) Except where Section 9.2(c) or 9.4(d) applies, in order to effect the liquidation of the Trust and distribution of the Debentures to Securityholders, the Property Trustee shall establish a record date for such distribution (which shall be not more than 45 days prior to the Liquidation Date and, unless the Property Trustee determines otherwise, shall be the date which is the fifteenth day (whether or not a Business Day) next preceding the Liquidation Date) and, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem appropriate to effect the distribution of Debentures in exchange for the Outstanding Trust Securities Certificates.

       (c) Except where Section 9.2(c) or 9.4(d) applies, after the Liquidation Date, (i) the Trust Securities will no longer be deemed to be Outstanding, (ii) the Clearing Agency or its nominee, as the record holder of such Trust Securities, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution and (iii) any Trust Securities Certificates not held by the Clearing Agency or its nominee will be deemed to represent an aggregate principal amount of Debentures equal to the aggregate Liquidation Amount of Preferred Securities held by such Holders, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on such Trust Securities until such certificates are presented to the Property Trustee for transfer or reissuance.

       (d)    In the event that, notwithstanding the other provisions of this
Section 9.4, whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the Debentures in the manner provided herein is determined by the Property Trustee not to be practicable, the Trust Property shall be liquidated, and the Trust shall be wound-up or terminated, by the Property Trustee in such manner as the Property Trustee determines, and an Administrative Trustee shall prepare, execute and file the certificate of cancellation with the Secretary of State of the State of Delaware. In such event, Securityholders will be entitled to receive out of the assets of the Trust available for distribution to Securityholders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the Liquidation Amount per Trust Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If, upon any such winding-up or termination, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Trust on the Trust Securities shall be paid on a PRO RATA basis (based upon Liquidation Amounts). The Holder of the Common Securities will be entitled to receive Liquidation Distributions upon any such winding-up or termination PRO RATA (determined as aforesaid) with Holders of Preferred Securities, except that, if a Debenture Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities.

              SECTION 9.5. MERGERS, CONSOLIDATIONS, AMALGAMATIONS OR REPLACEMENTS OF THE TRUST. The Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any Person, except pursuant to this
Section 9.5 or Section 9.4. At the request of the Depositor, with the consent of the Administrative Trustees and without the consent of the Property Trustee or the Holders of the Preferred Securities, the Trust may merge with or into, consolidate, amalgamate, be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to a trust organized as such under the laws of any State; provided, that (i) if the Trust is not the survivor, (a) such successor entity either expressly assumes all of the obligations of the Trust with respect to the Preferred Securities or (b) substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities and rank in priority with respect to Distributions and payments upon liquidation, redemption and otherwise, (ii) the Depositor expressly appoints a trustee of such successor entity possessing the same powers and duties as the Property Trustee as the holder of the Debentures, (iii) the Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or other organization on which the Preferred Securities are then listed, if any, (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization,

(v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect, (vi) such successor entity has a purpose substantially identical to that of the Trust, (vii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease the Depositor has received an Opinion of Counsel to the effect that (a) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease will not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holder's interest in the new entity), (b) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease neither the Trust nor such successor entity will be required to register as an investment company under the 1940 Act, and (c) following such merger, consolidation, amalgamation or replacement, the Trust or such successor entity will be treated as a grantor trust for United States Federal income tax purposes and (viii) the Depositor or any permitted successor or assignee owns, directly or indirectly, all of the common securities of such successor entity and guarantees the obligations of such successor entity under the Successor Securities at least to the extent provided by the Guarantee. Notwithstanding the foregoing, the Trust shall not, except with the consent of Holders of 100% in aggregate Liquidation Amount of the Preferred Securities, consolidate, amalgamate, merge with or into, be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or the successor entity to be classified as other than a grantor trust for United States Federal income tax purposes.

                                ARTICLE 10
                         MISCELLANEOUS PROVISIONS

              SECTION 10.1. LIMITATION OF RIGHTS OF SECURITYHOLDERS. Other than as set forth in Section 9.1, the death, incapacity, dissolution, bankruptcy or termination of any Person having an interest, beneficial or otherwise, in Trust Securities shall not operate to dissolve the Trust or terminate this Declaration, nor entitle the legal representatives or heirs of such Person or any Securityholder for such Person to claim an accounting, take any action or bring any proceeding in any court for a partition or winding-up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

              SECTION 10.2. AMENDMENTS. (a) Except as otherwise provided in this Declaration or by any applicable terms of the Trust Securities, this Declaration may only be amended by a written instrument approved and executed by:

              (i) the Administrative Trustees (or, if there are more than two Administrative Trustees, a majority of the Administrative Trustees);

              (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee; and

              (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee.

       (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

              (i) unless, in the case of any proposed amendment, the Property Trustee shall have first received an Officers' Certificate from each of the Trust and the Depositor that such amendment is permitted by, and conforms to, the terms of this Declaration;

              (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee shall have first received an Opinion of Counsel (who may be counsel to the Depositor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration; and

              (iii)  to the extent the result of such amendment would be to:

                     (A) cause the Trust to fail to continue to be classified for purposes of United States federal income taxation as a grantor trust;

                     (B)      cause the Trust to be taxable as a corporation;

                     (C) reduce or otherwise adversely affect the powers of the Property Trustee in contravention of the Trust Indenture Act; or

                     (D) cause the Trust to be deemed to be an Investment Company required to be registered under the 1940 Act.

       (c) In the event the consent of the Property Trustee, as the Holder of the Debentures, is required under the Subordinated Indenture with respect to any amendment, modification or termination of the Subordinated Indenture or the Debentures, the Property Trustee shall request the direction of the Holders of the Trust Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in Liquidation Amount of the Trust Securities voting together as a single class; PROVIDED, HOWEVER, that where a consent under the Subordinated Indenture would require the consent of a Super Majority of the Holders of Debentures the Property Trustee may only give such consent at the direction of the Holders of at least the proportion in Liquidation Amount of the Trust Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding; provided, further, that the Property Trustee shall not be obligated to take any action in accordance with the directions of the Holders of the Trust Securities under this Section 10.2(c) unless the Property Trustee has obtained an Opinion of Counsel (which counsel shall be independent tax counsel) to the effect that for United States federal income tax purposes the Trust will continue to be classified as a grantor trust after consummation of such action and each Holder will be treated as owning an undivided beneficial ownership interest in the Debentures.

       (d) At such time after the Trust has issued any Trust Securities that remain outstanding, any amendment that would (i) adversely affect the powers, preferences or special rights of the Trust Securities or (ii) provide for the dissolution, winding-up or termination of the Trust other than pursuant to the terms of this Declaration, may be effected only with the approval of the Holders of at least a Majority in Liquidation Amount of the Trust Securities affected thereby; provided, that if any amendment or proposal referred to in clause (i) hereof would adversely affect only the Preferred Securities or the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in Liquidation Amount of such class of Trust Securities.

       (e) This Section 10.2 shall not be amended without the consent of all of the Holders of the Trust Securities.

       (f) Section 2.6(c) shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities.

       (g) The rights of the Holders of the Common Securities under Article VIII to increase or decrease the number of, and appoint and remove, Trustees shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities.

       (h) Notwithstanding Section 10.2(c), this Declaration may be amended without the consent of the Holders of the Trust Securities:

              (i)    to cure any ambiguity;

              (ii) to correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration, or to make any other provisions with respect to matters or questions arising under this Declaration that shall not be inconsistent with the other provisions of this Declaration;

              (iii) to add to the covenants, restrictions or obligations of the Depositor;

              (iv) to conform to any change in the 1940 Act or written change in interpretation or application of the rules and regulations promulgated thereunder by any legislative body, court, government agency or regulatory authority;

              (v) to conform to any change in the Trust Indenture Act or written change in interpretation or application of the rules and regulations promulgated thereunder by any legislative body, court, government agency or regulatory authority; or

              (vi) to modify, eliminate and add to any provision of this Declaration to such extent as may be necessary;

provided, that such amendments do not have a material adverse effect on the rights, preferences or privileges of the Holders.

              SECTION 10.3. SEPARABILITY. In case any provision in this Declaration or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

              SECTION 10.4. GOVERNING LAW. THIS DECLARATION AND THE RIGHTS AND OBLIGATIONS OF EACH OF THE SECURITYHOLDERS, THE TRUST AND TRUSTEES WITH RESPECT TO THIS DECLARATION IN THE TRUST SECURITIES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO ITS CONFLICT OF LAWS PRINCIPLES AND EXCLUDING SECTIONS 3540 AND 3561 OF TITLE 12 THEREOF.

              SECTION 10.5. PAYMENTS DUE ON NON-BUSINESS DAY. If the date fixed for any payment on any Trust Security shall be a day which is not a Business Day, then such payment need not be made on such date but may be made on the next succeeding day which is a Business Day (except as otherwise provided in Sections 4.1(a) and 4.2(d)), with the same force and effect as though made on the date fixed for such payment, and no interest shall accrue thereon for the period after such date.

              SECTION 10.6. SUCCESSORS. This Declaration shall be binding upon and shall inure to the benefit of any successor to the Depositor, the Trust or the Relevant Trustee, including any successor by operation of law. Except in connection with a transaction that is permitted under Article 8 of the Subordinated Indenture and pursuant to which the assignee agrees in writing to perform the Depositor's obligations hereunder, the Depositor shall not assign its obligations hereunder.

              SECTION 10.7. HEADINGS. The Article and Section headings are for convenience only and shall not affect the construction of this Declaration.

              SECTION 10.8. REPORTS, NOTICES AND DEMANDS. Any report, notice, demand or other communications which by any provision of this Declaration is required or permitted to be given or served to or upon any Securityholder or the Depositor may be given or served in writing by deposit thereof, first-class postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed, (a) in the case of a Holder of Preferred Securities, to such Holder as such Holder's name and address may appear on the Securities Register; and (b) in the case of the Holder of the Common Securities, to Tower Automotive, Inc., 6303 28th Street S.E., Grand Rapids Michigan 49546.

              Any notice, demand or other communication which by any provision of this Declaration is required or permitted to be given or served to or upon the Trust, the Property Trustee, the Delaware Trustee or the Administrative Trustees shall be given in writing addressed (until another address is published by the Trust) as follows: (a) with respect to the Property Trustee, to The First National Bank of Chicago, (b) with respect to the Delaware Trustee, to First Chicago, Delaware Inc., with a copy of any such notice to the Property Trustee at its address above, and (c) with respect to the Administrative Trustees, to them at the address for notices to the Depositor, marked "Attention: Vice President - Treasurer." Such notice, demand or other communication to or upon the Trust or the Property Trustee shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Trust or the Property Trustee.

              SECTION 10.9. AGREEMENT NOT TO PETITION. Each of the Trustees and the Depositor agrees for the benefit of the Securityholders that, until at least one year and one day after the Trust has been dissolved in accordance with
Article 9, it shall not file, or join in the filing of, a petition against the Trust under any bankruptcy, insolvency, reorganization or other similar law (including, without limitation, the United States Bankruptcy Code) (collectively, "Bankruptcy Laws") or otherwise join in the commencement of any proceeding against the Trust under any Bankruptcy Law. In the event the Depositor takes action in violation of this Section 10.9, the Property Trustee agrees, for the benefit of Securityholders, that, at the expense of the Depositor, it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by the Depositor against the Trust or the commencement of such action and raise the defense that the Depositor has agreed in writing not to take such action and should be stopped and precluded therefrom and such other defenses, if any, as counsel for the Trustee or the Trust may assert. The provisions of this Section 10.9 shall survive the dissolution of this Declaration.

              SECTION 10.10. TRUST INDENTURE ACT; CONFLICT WITH TRUST INDENTURE ACT. (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

       (b) The Property Trustee shall be the only Trustee which is the trustee for the purposes of the Trust Indenture Act.

       (c) If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Declaration by any of the provisions of the Trust Indenture Act, such required provision shall control. If any provision of this Declaration modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Declaration as so modified or to be excluded, as the case may be.

       (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Trust Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

              SECTION 10.11. ACCEPTANCE OF TERMS OF DECLARATION, GUARANTEE AND SUBORDINATED INDENTURE. THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A SECURITYHOLDER OR BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE SECURITYHOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS DECLARATION AND AGREEMENT TO SUBORDINATION PROVISIONS AND OTHER TERMS OF THE GUARANTEE AND THE SUBORDINATED INDENTURE, AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST, SUCH SECURITYHOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF THIS DECLARATION SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS THE AGREEMENT OF THE TRUST AND SUCH SECURITYHOLDER AND SUCH OTHERS.

              SECTION 10.12. COUNTERPARTS. This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

              IN WITNESS WHEREOF, the parties hereto have caused this Declaration to be duly executed as of the day and year first above written.

                                          TOWER AUTOMOTIVE, INC.,
                                          as Depositor

                                          By:    /s/ Anthony A. Barone
                                                 -------------------------------
                                          Name:  Anthony A. Barone
                                          Title: Vice President and Chief
                                                 Financial Officer



                                          THE FIRST NATIONAL BANK OF CHICAGO,
                                          as Property Trustee

                                          By:    /s/ Victoria Y. Douyon
                                                 -------------------------------
                                          Name:  Victoria Y. Douyon
                                                 -------------------------------
                                          Title: Vice President
                                                 -------------------------------



                                          FIRST CHICAGO DELAWARE INC.,
                                          as Delaware Trustee

                                          By:    /s/ L. Dillard
                                                 -------------------------------
                                          Name:  L. Dillard
                                                 -------------------------------
                                          Title: Vice President
                                                 -------------------------------


                                          /s/ Dugald K. Campbell
                                          --------------------------------------
                                          Dugald K. Campbell,
                                            as Administrative Trustee


                                          /s/ Anthony A. Barone
                                          --------------------------------------
                                          Anthony A. Barone,
                                            as Administrative Trustee


                                          /s/ James R. Lozelle
                                          --------------------------------------
                                          James R. Lozelle,
                                            as Administrative Trustee

                                            EXHIBIT A -- Certificate of Trust of
                                                  Tower Automotive Capital Trust


                                 CERTIFICATE OF TRUST

                                          OF

                            TOWER AUTOMOTIVE CAPITAL TRUST

              THIS Certificate of Trust of Tower Automotive Capital Trust (the "Trust"), dated as of June 3, 1998, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 DEL. C. Section 3801 ET SEQ.).

              1. NAME. The name of the business trust formed hereby is Tower Automotive Capital Trust.

              2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware are First Chicago Delaware Inc., 300 King Street, Wilmington, Delaware 1980.

              3. EFFECTIVE DATE. This Certificate of Trust shall be effective upon filing.

       IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust as of the date first-above written.

                                          FIRST NATIONAL BANK OF CHICAGO, not in
                                          its individual capacity but solely as
                                          trustee of the Trust

                                          By:
                                                --------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                --------------------------------



                                          Anthony A. Barone, not in his
                                          individual capacity but solely as
                                          trustee of the Trust

                                          --------------------------------------

                                                EXHIBIT B -- Form of Certificate

                                                            Depositary Agreement

                                       EXHIBIT C -- Form of Common Securities of
                                                  Tower Automotive Capital Trust


              THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED UNDER THE SECURITIES ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE, IN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS. IN CONNECTION
WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST DELIVER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS TOWER AUTOMOTIVE, INC., THE TRUSTEE OR THE TRANSFER AGENT, AS APPLICABLE, MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT.

              THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT TO AN ENTITY WHOLLY OWNED BY TOWER AUTOMOTIVE, INC. OR TO CERTAIN SUCCESSORS OF TOWER AUTOMOTIVE, INC.

Certificate Number ____                      Number of Common Securities _____

                       Certificate Evidencing Common Securities
                                          of
                            Tower Automotive Capital Trust

                                  Common Securities
                     (Liquidation Amount $50 per Common Security)

              Tower Automotive Capital Trust, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that Tower Automotive, Inc. (the "Holder") is the registered owner of ______________ common securities of the Trust representing undivided beneficial interests in the assets of the Trust (the "Common Securities"). Except as set forth in
Section 5.10 of the Declaration (as defined below), the Common Securities are not transferable and any attempted transfer hereof shall be void. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of Trust dated as of June 9, 1998, as the same may be amended from time to time (the "Declaration") including the designation of the terms of the Common Securities as set forth therein. The Holder is entitled to the benefits of the Common Securities Guarantee Agreement entered into by Tower Automotive, Inc., a Delaware corporation, and The First National Bank of Chicago, as Guarantee Trustee, dated as of June 9, 1998 (the "Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Declaration and the Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

              Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

              IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate this 9th day of June, 1998.

                                   TOWER AUTOMOTIVE CAPITAL TRUST


                                   By:
                                         ---------------------------------------
                                   Name:
                                         ---------------------------------------
                                                 As Administrative Trustee



                   PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

              This is one of the Common Securities referred to in the within-mentioned Declaration.

Dated:
       --------------------


                                   THE FIRST NATIONAL BANK OF CHICAGO,
                                   as Property Trustee



                                   By:
                                         ---------------------------------------
                                   Name:
                                         ---------------------------------------
                                                 Authorized Signatory

                                    EXHIBIT D -- Form of Preferred Securities of
                                                  Tower Automotive Capital Trust


              This Preferred Security is a Book-Entry Preferred Securities Certificate within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company ("DTC") or a nominee of DTC. This Preferred Security is exchangeable for Preferred Securities registered in the name of a person other than DTC or its nominee only in the limited circumstances described in the Declaration and no transfer of this Preferred Security (other than a transfer of this Preferred Security as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of
DTC) may be registered except in limited circumstances.

              Unless this certificate is presented by an authorized representative of DTC, to Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

              THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY OR THE COMMON STOCK, IF ANY, ISSUABLE UPON CONVERSION OR EXCHANGE OF SUCH SECURITY EXCEPT (A) TO TOWER AUTOMOTIVE, INC. OR A SUBSIDIARY THEREOF, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, OR (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF

RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE FOR THE PREFERRED SECURITIES OR THE DEBENTURES, AS THE CASE MAY BE (OR, IF THIS CERTIFICATE EVIDENCES COMMON STOCK, SUCH HOLDER MUST FURNISH TO THE TRANSFER AGENT), TOGETHER WITH SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS TOWER AUTOMOTIVE, INC., THE TRUSTEE OR THE TRANSFER AGENT, AS APPLICABLE, MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT.

Certificate Number ____                   Number of Preferred Securities ______

                                 CUSIP NO. 891706202

                     CERTIFICATE EVIDENCING PREFERRED SECURITIES
                                          OF
                            TOWER AUTOMOTIVE CAPITAL TRUST


                        6 3/4% Convertible Preferred Securities
                   (Liquidation Amount $50 per Preferred Security)

              Tower Automotive Capital Trust, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that __________________ (the "Holder") is the registered owner of _______ preferred securities of the Trust representing an undivided beneficial interest in the assets of the Trust and designated the Tower Automotive Capital Trust 63/4% Convertible Preferred Securities (Liquidation Amount $50 per Preferred Security) (the "Preferred Securities"). Except to the extent set forth in the Declaration (as defined below), the Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in
Section 5.4 of the Declaration (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of Trust dated as of June 9, 1998 as the same may be amended from time to time (the "Declaration") including the designation of the terms of Preferred Securities as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by Tower Automotive, Inc., a Delaware corporation, and The First National Bank of Chicago, as Guarantee Trustee, dated as of June 9, 1998 (the "Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Declaration and the Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

              Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

              IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate this 9th day of June 1998.


                                   TOWER AUTOMOTIVE CAPITAL TRUST



                                   By:
                                         ---------------------------------------
                                   Name:
                                         ---------------------------------------
                                                 An Administrative Trustee



                   PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

              This is one of the Preferred Securities referred to in the within-mentioned Declaration.

Dated:
       ----------------------


                                   THE FIRST NATIONAL BANK OF CHICAGO,
                                   as Property Trustee


                                   By:
                                         ---------------------------------------
                                   Name:
                                         ---------------------------------------
                                                 Authorized Signatory

                                   ASSIGNMENT FORM

              To assign this Preferred Security, fill in the form below:

              (i) or (we) assign and transfer this Preferred Security to

-------------------------------------------------------------------------------
                 (Insert assignee's social security or tax I.D. no.)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                (Print or type assignee's name, address and zip code)

and irrevocably appoint _______________________________________________________
agent to transfer this Preferred Security on the books of the Company. The agent may substitute another to act for him.


       Your Signature:
                        -------------------------------------------------------
                                   (Sign exactly as your name appears on the other side of this Security)

       Date:
               -----------------------


       Signature Guarantee:*
                             --------------------------------------------------

[Include the following if the Preferred Security bears a Restricted Securities Legend --



-------------------------
    * Signature must be guaranteed by an institution which is a member of one of the following recognized Signature Guaranty Programs:
              (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) in such other guarantee programs acceptable to the Trustee.

In connection with any transfer of any of the Preferred Securities evidenced by this certificate, the undersigned confirms that such Preferred Securities are being:

CHECK ONE BOX BELOW

       (1)    / /    exchanged for the undersigned's own account without
                     transfer; or

       (2)    / /    transferred pursuant to and in compliance with Rule 144A
                     under the Securities Act of 1933; or

       (3)    / /    transferred pursuant to another available exemption from
                     the registration requirements of the Securities Act of 1933; or

       (4)    / /    transferred pursuant to an effective Registration Statement under the Securities Act of 1933.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Preferred Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; PROVIDED, HOWEVER, that if box
(3) is checked, the Trustee may require, prior to registering any such transfer of the Securities such legal opinions, certifications and other information as the Company has reasonably requested in writing and directed the Trustee to require confirmation that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act; PROVIDED, FURTHER, that after the date that a shelf Registration Statement under the Securities Act of 1933 has been filed and so long as such shelf Registration Statement continues to be effective, the Trustee may only permit transfers for which box (4) has been checked.


                                          -----------------------------
                                          Signature

Signature Guarantee:*

----------------------------------        -----------------------------
Signature must be guaranteed              Signature

---------------------
    (*) Signature must be guaranteed by an institution which is a member of one of the following recognized Signature Guaranty Programs:
              (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) in such other guarantee programs acceptable to the Trustee.

--------------------------------------------------------------------------------

Dated:
       ------------------------   ----------------------------------------------
                                  NOTICE: To be executed by an executive officer


                [TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

              The undersigned represents and warrants that it is purchasing this Preferred Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:
       ------------------------   ----------------------------------------------
                                  NOTICE: To be executed by an executive
                                          officer]

                         TO BE ATTACHED TO GLOBAL CERTIFICATE

                                      SCHEDULE A

              The initial Liquidation Amount of this Global Certificate shall be $258,750,000. The following increases or decreases in the Liquidation Amount of this Global Certificate have been made:

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                         Amount of increase in                                  Liquidation Amount
                         Liquidation Amount of          Amount of decrease      of this Global              Signature of
                         this Global Certificate        in Liquidation          Certificate                 authorized officer
                         including upon exercise        Amount of this          following such              of Trustee or
  Date Made              of over-allotment option       Global Certificate      decrease or increase        Securities Custodian
----------------------------------------------------------------------------------------------------------------------------------

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

                                                EXHIBIT E -- Form of Restricted
                                                         Securities Certificate


                          RESTRICTED SECURITIES CERTIFICATE

                    (For transfers pursuant to Sections 5.4(b)(i)
                             and (ii) of the Declaration)


[Property Trustee]


Attention:  Corporate Trust Department

       Re:    6 3/4% Trust Convertible Preferred Securities of
              TOWER AUTOMOTIVE CAPITAL TRUST (THE "SECURITIES")

              Reference is made to the Amended and Restated Declaration of Trust, dated as of June 9, 1998 (as amended from time to time, the "Declaration"), among Tower Automotive, Inc. (the "Company"), The First National Bank of Chicago, First Chicago Delaware, Inc., the Administrative Trustees named therein and the holders, from time to time, of undivided beneficial interests in the assets of the Trust. Terms used herein and defined in the Declaration or in Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act") are used herein as so defined.

              This certificate relates to _________ shares of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

              CUSIP No(s).:
                            -------------------------------------

              CERTIFICATE No(s).:
                                  -------------------------------

              The Person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so.
Such beneficial owner or owners are referred to herein collectively as the "Owner." If the Specified Securities are represented by a Global Certificate, they are held through the Clearing Agency or participant in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Certificate, they are registered in the name of the Undersigned, as or on behalf of the Owner.

              The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Restricted Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 144A or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

              (1) Rule 144A Transfers. If the transfer is being effected in accordance with Rule 144A:

              (A) the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

              (B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

              (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

              (A) the transfer is occurring after a holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Trust or from an affiliate of the Trust, whichever is later, and is being effected in accordance with the applicable amount, manner of sale, and notice requirements of rule 144; or

              (B) the transfer is occurring after a holding period of at least two years has elapsed since the Specified Securities were last acquired from the Trust or from an affiliate of the Trust, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Trust.

       This certificate and the statements contained herein are made for your benefit and benefit of the Trust and the Purchasers.

Dated:
       -------------------------

                                   (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)

                                   By:
                                         -----------------------------------
                                   Name:
                                         -----------------------------------
                                   Title:
                                         -----------------------------------

                                          (If the Undersigned is a corporation,
                                          partnership or fiduciary, the title of
                                          the person signing on behalf of the
                                          Undersigned must be stated.)

                                               EXHIBIT F -- Form of Unrestricted
                                                          Securities Certificate


                         UNRESTRICTED SECURITIES CERTIFICATE

          (For removal of Securities Act Legends pursuant to Section 5.4(c))


[Property Trustee]

Attention:  Corporate Trust Department

        Re:   6 3/4% Trust Convertible Preferred Securities of
              TOWER AUTOMOTIVE CAPITAL TRUST (THE "SECURITIES")

              Reference is made to the Amended and Restated Declaration of Trust, dated as of June 9, 1998 (as amended from time to time, the "Declaration"), among Tower Automotive, Inc. (the "Company"), The First National Bank of Chicago, First Chicago Delaware, Inc., the Administrative Trustees named therein and the holders, from time to time, of undivided beneficial interests in the assets of the Trust. Terms used herein and defined in the Declaration or in Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act") are used herein as so defined.

              This certificate relates to ________________ shares of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

              CUSIP No(s).:
                                    --------------------------------

              CERTIFICATE No(s).:
                                    --------------------------------

              The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so.
Such beneficial owner or owners are referred to herein collectively as the "Owner." If the Specified Securities are represented by a Global Certificate, they are held through the Clearing Agency or participant in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Certificate, they are registered in the name of the Undersigned as or on behalf of the Owner.

              The Owner has requested that the Specified Securities be exchanged for Securities bearing no Securities Act Legend pursuant to Section 5.4(c) of the Declaration. In connection with such exchange, the Owner hereby certifies that the exchange is occurring after a holding period of at least two years (computed in accordance with paragraph (d) of Rule 144) has elapsed since the

Specified Securities were last acquired from the Trust or from an affiliate of the Trust, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Trust. The Owner also acknowledges that any future transfers of the Specified Securities must comply with all applicable securities laws of the states of the United States and other jurisdictions.

              This certificate and the statements contained herein are made for your benefit and the benefit of the Trust and the Purchasers.

Dated:
       --------------------------

                                   (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)


                                   By:
                                          --------------------------------
                                   Name:
                                          --------------------------------
                                   Title:
                                          --------------------------------


                                          (If the Undersigned is a corporation,
                                          partnership or fiduciary, the title of
                                          the person signing on behalf of the
                                          Undersigned must be stated.)

                                              EXHIBIT G -- Notice of Conversion


                                 NOTICE OF CONVERSION

To:    The First National Bank of Chicago,
       as Property Trustee of
       Tower Automotive Capital Trust



              The undersigned owner of these Preferred Securities hereby irrevocably exercises the option to convert these Preferred Securities, or the portion below designated, into Common Stock of Tower Automotive, Inc. (the "Tower Common Stock") in accordance with the terms of the Amended and Restated Declaration of Trust (as amended from time to time, the "Declaration"), dated as of June 9, 1998, by Dugald K. Campbell, Anthony A. Barone and James R. Lozelle, as Administrative Trustees, First Chicago Delaware Inc., as Delaware Trustee, The First National Bank of Chicago, as Property Trustee, Tower Automotive, Inc., as Depositor, and by the Holders, from time to time, of undivided beneficial interests in the assets of the Trust to be issued pursuant to the Declaration. Pursuant to the aforementioned exercise of the option to convert these Preferred Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to (i) exchange such Preferred Securities for a portion of the Debentures (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the terms of the Preferred Securities set forth in the Declaration) and (ii) immediately convert such Debentures on behalf of the undersigned, into Tower Common Stock (at the conversion rate specified in the terms of the Preferred Securities set forth in the Declaration).

              The undersigned does also hereby direct the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date: ________________________

       in whole _____              in part _____

                                   Number of Preferred Securities to be
                                   converted:
                                   ___________________________________________

                                   If a name or names other than the
                                   undersigned, please indicate in the spaces
                                   below the name or names in which the shares
                                   of Tower Common Stock are to be issued, along with the address or addresses of such person or persons
                                   ___________________________________________
                                   ___________________________________________
                                   ___________________________________________
                                   ___________________________________________
                                   ___________________________________________
                                   ___________________________________________

                                   ___________________________________________
                                   Signature (for conversion only)

                                   Please Print or Typewrite Name and Address,
                                   Including Zip Code, and Social Security or
                                   Other Identifying Number
                                   ___________________________________________
                                   ___________________________________________
                                   ___________________________________________

       Signature Guarantee:**      ___________________________________________




-----------------------
    (**)     (Signature must be guaranteed by an institution which is a member of the following recognized Signature Guaranty Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) The Stock Exchange Medallion Program
(SEMP); or (iv) in such other guarantee programs acceptable to the Trustee.

                                      D-2